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THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 1, 2007

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This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus dated November 1, 2007, of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectus may be revised from time to time. Each Fund is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds (the “Trust”), an open-end management investment company, known as a mutual fund, that is registered with the Securities and Exchange Commission (“SEC”).

Dreyfus BASIC California Municipal Money Market Fund (the “California Fund”) Dreyfus BASIC Massachusetts Municipal Money Market Fund (the “Massachusetts Fund”) Dreyfus BASIC New York Municipal Money Market Fund (the “New York Fund”)

     To obtain a copy of a Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800-645-6561
In New York City -- Call 1-718-895-1206
Outside the U.S. -- Call 516-794-5452

The financial statements of each Fund for the fiscal year ended June 30, 2007, including notes to the financial statements and supplementary information and the Report of Independent Registered Public Accounting Firm, are included in each Fund’s Annual Report to shareholders. A copy of each Fund’s Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Reports, and the Report of Independent Registered Public Accounting Firm thereon contained therein, and related notes, are incorporated herein by reference.

DESCRIPTION OF THE FUNDS/TRUST

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended.

     As municipal money market funds, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

The Dreyfus Corporation (“Dreyfus”) serves as each Fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”) is the distributor of the Funds’ shares.

     Investment Objectives and Policies. Each Fund seeks to provide a high level of current income exempt from Federal income tax and the personal income tax of the State after which it is named, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State after which it is named, such State’s political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State (and in the case of the New York Fund, New York City) personal income taxes (collectively, “State Municipal Obligations” or when the context so requires, “California Municipal Obligations”, “Massachusetts Municipal Obligations” or “New York Municipal Obligations”).

     Under normal market conditions, each Fund attempts to invest 100%, and will invest a minimum of 80%, of its net assets in State Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for State Municipal Obligations, and a “defensive” investment posture is warranted, a Fund may temporarily invest more than 20% of its net assets in Municipal Obligations the interest from which is exempt from Federal but not State (and in the case of the New York Fund, New York City) personal income taxes for resident shareholders of that State, or in taxable obligations (including obligations the interest from which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when a Fund’s monies available for investment exceed the State Municipal Obligations available for purchase to meet a Fund’s rating, maturity and other investment criteria.

     Each Fund pursues its objective by investing in a varied portfolio of high quality, short-term State Municipal Obligations.

     The State Municipal Obligations purchased by a Fund may include (1) municipal bonds; (2) municipal notes; (3) municipal commercial paper; and (4) municipal lease obligations. Each Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose comparable outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus under procedures established by the Trust’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”). Because many issuers of State Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of a Fund’s portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent a Fund invests in unrated obligations, the Fund will be more reliant on Dreyfus’ judgment, analysis and experience than would be the case if the Fund invested only in rated obligations. Each Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Board of Trustees.

     Each Fund seeks to maintain a constant net asset value (“NAV”) of $1.00 per share, although there is no assurance it can do so on a continuing basis, using the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which Rule includes various maturity, quality and diversification requirements. Each Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below), which are payable on demand under conditions established by the SEC may have a stated maturity in excess of thirteen months, will be deemed to have remaining maturities of thirteen months or less. Each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturity of certain securities and other instruments, including loans of portfolio securities, repurchase agreements and investments in other money market funds, will be determined in accordance with the provisions of Rule 2a-7.

     Each Fund is classified as a “non-diversified” investment company, as defined under the 1940 Act. However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a “regulated investment company”. To continue to qualify, among other requirements, each Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which a Fund’s portfolio may be non-diversified. Each Fund may invest more than 5% of its total assets in securities of one issuer only if the securities are in the highest short-term rating category, or are determined to be of comparable quality by Dreyfus.

     The ability of a Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, a Fund’s portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the Fund’s current yield.

Each Fund may invest without limit in State Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in their respective State. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.

Certain Portfolio Securities

Description of Municipal Obligations. “Municipal Obligations” and “State Municipal Obligations” include the following:

Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

1.	General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

2.	Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a State’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

3.	Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under “Dividends, Other Distributions and Taxes”, interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

Municipal Notes. Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

1.	Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.	Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

3.	Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus determines, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that the security is liquid for purposes of such limitation.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress,

State legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

     Portfolio Securities. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended June 30, 2007, computed on a monthly basis, for each Fund was as follows:

Standard &
		Moody’s		Poor’s
		Investors		Ratings
Fitch Ratings		Service, Inc.		Services	California	Massachusetts	New York
(“Fitch”)	or	(“Moody’s”)	or	(“S&P”)	Fund	Fund	Fund

F-1+, F-1		VMIG 1,		SP-1+, SP-1,	88.9%	95.6%	85.8%
		MIG 1, P-1		A1+, A1

F-2		VMIG 2, P-2		SP2, A2	-	-	-

AAA, AA, A		Aaa, Aa, A		AAA, AA, A	11.1%	3.0%	3.1%

Not Rated		Not Rated		Not Rated	-	1.4%[1]	11.1%[1]

					100%	100%	100%

(1)	Those securities which are not rated have been determined by Dreyfus to be of comparable quality to securities in the VMIG 1/MIG 1 rating category.

The actual distribution of a Fund’s Municipal Obligations by ratings on any given date will vary. In addition, the distribution of each Fund’s investments by rating as set forth above should not be considered as representative of the Fund’s future portfolio composition.

Use of Ratings as Investment Criteria. The ratings of NRSROs such as S&P, Fitch and Moody’s represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but each Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the short-term and long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is described in the Appendix B to this Statement of Additional Information.

After being purchased by a Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Derivative Products. Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7. The principal types of derivative products are briefly described below.

     (1) Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank. See “Floating Rate and Variable Rate Obligations”.

     (2) Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. See “Tender Option Bonds”.

     (3) Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class. See “Custodial Receipts”.

     (4) Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

     Floating Rate and Variable Rate Obligations. Each Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund and affect its share price. Each Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

Each Fund may invest in participation interests purchased from banks in floating rate or variable rate Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. Each Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

Tender Option Bonds. Each Fund may invest in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying

Municipal Obligations and for other reasons. A Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

     Custodial Receipts. Each Fund may purchase securities, frequently referred to as “custodial receipts”, representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The class of receipts that a Fund may purchase has the characteristics of a typical tender option security backed by a conditional “put”, which provides the holder with the equivalent of a short-term variable rate note. At specified intervals, the interest rate for such securities is reset by the remarketing agent in order to cause the securities to be sold at par through a remarketing mechanism. If the remarketing mechanism does not result in a sale, the conditional put can be exercised. In either event, the holder is entitled to full principal and accrued interest to the date of the tender or exercise of the “put”. The “put” may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Before purchasing such security, Dreyfus is required to make certain determinations with respect to the likelihood of, and the ability to monitor, the occurrence of the conditions that would result in the put not being exercisable. The interest rate for these receipts generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate readjustments. These custodial receipts are sold in private placements. A Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having the characteristics similar to the custodial receipts in which the Fund may invest.

When-Issued Securities. Each Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund generally will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Obligations purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s NAV. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

Each Fund will segregate permissible liquid assets in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

Purchase of Securities with Stand-by Commitments. Pursuant to an exemptive order issued by the SEC under the 1940 Act, each Fund may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund’s option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by a Fund may also be referred to as “put options”. The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining NAV the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

A Fund’s right to exercise a stand-by commitment is unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to a Fund without the payment of any direct or indirect consideration. Each Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 0.5 of 1% of the value of the Fund’s total assets calculated immediately after such stand-by commitment was acquired.

Each Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. A Fund’s ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights there under for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining NAV. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturity of a Fund’s portfolio. Each Fund understands that the Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

     Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as Dreyfus believes the quality of these instruments meets the Fund’s quality standards.

Taxable Investments. Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Funds seek to provide income exempt from Federal and personal income taxes of the State after which it is named (and in the case of the New York Fund, New York City taxes), each Fund will invest in taxable obligations only if and when Dreyfus believes it would be in the best interests of the Fund’s shareholders to do so. Situations in which a Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. Each Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a “defensive” posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Each Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody’s or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of a Fund’s net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and other securities not readily marketable.

     Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

Certain Investment Considerations and Risks

     General. Each Fund is designated to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares. Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Investing in State Municipal Obligations. You should review the information in Appendix A, which provides a brief summary of special investment considerations and risk factors relating to investing in California, Massachusetts and New York Municipal Obligations, as applicable.

Credit Enhancements. Certain instruments in which a Fund may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by Dreyfus to be comparable in quality to the two highest quality ratings of Moody’s or S&P. Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.

Master-Feeder Option. The Trust may in the future seek to achieve a Fund’s investment objective by investing all of the Fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although each Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Borrowing Money. Each fund is permitted to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connections with such borrowings.

     Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which an affiliate of The Bank of New York Mellon Corporation (“BNY Mellon”) has a lending relationship.

     Simultaneous Investments. Investment decisions for a Fund are made independently from those of the other investment companies advised by Dreyfus. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

Fundamental. Each Fund’s policy normally to invest at least 80% of its net assets (plus borrowings for investment purposes) in State Municipal Obligations (or other instruments with similar investment characteristics) is a fundamental policy. The following limitations have also been adopted by each Fund as fundamental. A Fund may not change any of these fundamental policies or investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. None of the Funds may:

1. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

3. Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

5. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

6. Purchase or sell commodities, except that a Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Each Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective and fundamental policies and restrictions as the Fund.

Nonfundamental. Each Fund has also adopted the following additional restrictions as non-fundamental. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. None of the Funds may:

1. Purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

2. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund’s transactions in futures contracts and related options.

3. Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund’s net assets would be invested in warrants or, (b) more than 2% of the value of the Fund’s assets would be invested in warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange (“AMEX”) (for purposes of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

4. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

5. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

6. Purchase oil, gas or mineral leases (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

7. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

8. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

9. Purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.

If a percentage restriction is adhered to at the time of an investment, a later change in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction. With respect to Fundamental Restriction No. 2, if borrowings exceed 33-1/3% of the value of a Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

The investment objective, policies, restrictions, practices and procedures of a Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

MANAGEMENT OF THE FUNDS/TRUST

The Board is responsible for the management and supervision of the Funds, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
MBSC Securities Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
Mellon Bank, N.A	Custodian

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the “Dreyfus/Laurel Funds”) and Dreyfus High Yield Strategies Fund.

Trustees of the Trust*

Name (Age)	Principal Occupation
Position with Trust (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (64)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board		Director
(1999)		Century Business Services, Inc., a provider of
outsourcing functions for small and medium
size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities,
paperboard mills and paperboard converting
plants, Director
Sunair Services Corporation, a provider of
certain outdoor-related services to homes
and businesses, Director

James M. Fitzgibbons (73)	Chairman of the Board, Davidson	Bill Barrett Company, an oil and gas
Board Member	Cotton Company (1998–2002)	exploration company, Director
(1983)

J. Tomlinson Fort (79)	Retired (2005-Present);	Allegheny College, Emeritus Trustee
Board Member	Of Counsel, Reed Smith LLP	Pittsburgh Ballet Theatre, Trustee
(1994)	(1998–2005)	American College of Trial Lawyers, Fellow

Kenneth A. Himmel (61)	President and CEO, Related Urban	None
Board Member	Development, a real estate
(1988)	development company (1996–Present)

President and CEO, Himmel &
Company, a real estate development
company (1980–Present)

CEO, American Food Management,
a restaurant company (1983–Present)

Stephen J. Lockwood (60)	Chairman of the Board, Stephen J.	None
Board Member	Lockwood and Company LLC, an
(1993)	investment company (2000–Present)

Roslyn M. Watson (58)	Principal, Watson Ventures, Inc.,	American Express Bank, Director
Board Member	a real estate investment company	The Hyams Foundation Inc., a Massachusetts
(1992)	(1993–Present)	Charitable Foundation, Trustee
National Osteoporosis Foundation, Trustee

* None of the Trustees are "interested persons" of the Trust, as defined in the 1940 Act.

Name (Age)	Principal Occupation
Position with Trust (Since)	During Past 5 Years		Other Board Memberships and Affiliations

Benaree Pratt Wiley (61)	Principal, The	Wiley Group, a firm	Boston College, Trustee
Board Member	specializing in	strategy and business	Blue Cross Blue Shield of Massachusetts,
(1998)	development (2005–Present)		Director
Commonwealth Institute, Director
	President and CEO, The Partnership,		Efficacy Institute, Director
	an organization dedicated to increasing		PepsiCo African–American, Advisory Board
	the representation of African		The Boston Foundation, Director
	Americans in positions of leadership,		Harvard Business School Alumni Board,
	influence and decision-making in		Director
Boston, MA
(1991–2005)

     Board members are elected to serve for an indefinite term. The Trust has standing audit and nominating committees, each comprised of its Board members who are not “interested persons” of the Trust, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Trust’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Trust’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The Trust also has a standing compensation committee comprised of Ms. Watson (Chair), Messrs. Fitzgibbons and Fort and Ms. Wiley. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Trust also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing a Fund’s investments. The audit committee met three times during the fiscal year ended June 30, 2007. The compensation, nominating and evaluation committees did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member’s ownership of shares of each Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2006.

Aggregate Holdings
of Funds in the
Dreyfus Family of
	California	Massachusetts	New York	Funds for which
Name of	Fund	Fund	Fund	Responsible as a
Board Member	Shares	Shares	Shares	Board Member

Joseph S. DiMartino	None	None	None	over $100,000
James Fitzgibbons	None	None	None	over $100,000
J. Tomlinson Fort	None	None	None	$50,001 - $100,000
Kenneth A. Himmel	None	None	None	over $100,000
Stephen J. Lockwood	None	None	None	None
Roslyn Watson	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

     As of December 31, 2006, none of the Board members or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor.

Officers of the Trust

J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chair and a director of Dreyfus and an officer of 82 investment companies (comprised of 163 portfolios) managed by Dreyfus. He is 59 years old, and has been an employee of Dreyfus since April 1998.

PHILLP MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of Dreyfus, and an officer of 82 investment companies (comprised of 163 portfolios) managed by Dreyfus. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of Dreyfus. He is 60 years old and has been an employee of Dreyfus since November 2006. Prior to joining Dreyfus, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of Dreyfus, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 47 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Secretary of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. She is 51 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. She is 44 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 44 years old has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 55 years old has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since January 1986.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager –Equity Funds of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager –Equity Funds of Dreyfus, and an officer of 83 investment companies (comprised of 180 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since November 1990.

WILLIAM G. GERMENIS, Anti-Money Laundering Compliance Officer since July 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third party mutual fund clients. He is 50 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

No officer or employee of Dreyfus or the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) $45,000 per annum, plus $6,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.

In addition, the Trust currently has one Emeritus Board members who is entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to him as a Board member.

The aggregate amount of fees and expenses received by each current Trustee from the Trust for the fiscal year ended June 30, 2007, and from all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parentheses next to each Board member’s total compensation) during the year ended December 31, 2006 were as follows:

	Aggregate	Total Compensation From
	Compensation	the Trust and Fund Complex
Name of Board Member	From the Trust #	Paid to Board Member*
Joseph S. DiMartino	$33,125	$857,400 (193)
James M. Fitzgibbons	$26,500	$103,000 (27)
J. Tomlinson Fort	$30,550	$108,650 (27)
Kenneth A. Himmel	$23,000	$ 92,500 (27)
Stephen J. Lockwood	$26,500	$100,500 (27)
Roslyn M. Watson	$25,000	$102,500 (27)
Benaree Pratt Wiley	$26,500	$103,000 (27)

#	Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $6,708.14.

*	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member serves.

The address of each Board member and officer of the Trust is 200 Park Avenue, New York, New York 10166.

The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of each Fund outstanding as of October 2, 2007.

Principal Shareholders. As of October 2, 2007, the following shareholders were known by the California Fund, Massachusetts Fund and New York Fund, as applicable, to own of record 5% or more of the outstanding California Fund, Massachusetts Fund and New York Fund shares, respectively:

California Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005,

Pittsburgh, PA 15253-4005 – 61.7469% .

Massachusetts Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 80.4271% .

New York Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 9.7260% .

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

The following information supplements and should be read in conjunction with the sections in each Fund’s Prospectus entitled “Expenses” and “Management.”

     Investment Adviser. Dreyfus is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Dreyfus serves as the investment adviser for the Funds pursuant to an Investment Management Agreement (the “Investment Management Agreement”) between Dreyfus and the Trust, subject to the overall authority of the Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund’s investment objective, policies and restrictions. The Investment Management Agreement is subject to review and approval at least annually by the Board of Trustees.

The Investment Management Agreement will continue from year to year with respect to each Fund provided that a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of such Fund’s outstanding voting securities approve its continuance. The Trust may terminate the Investment Management Agreement upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon 60 days’ written notice to the Trust. The Investment Management Agreement will terminate, as to the relevant Fund, immediately and automatically upon its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Dreyfus: Jonathan Little, Chair of the Board; Thomas F. Eggers, President, Chief Executive Officer and a director; Jonathan Baum, Vice Chair – Distribution and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and

a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Patrice M. Kozlowski, Senior Vice President – Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President – Tax; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Ronald P. O’Hanley III and Scott E. Wennerholm, directors.

The Trust, Dreyfus and the Distributor each have adopted a Code of Ethics, that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. Dreyfus’ Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with Dreyfus’ Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel, who comply with the preclearance and disclosure procedures of Dreyfus’ Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     Dreyfus provides day-to-day management of each Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Board. Dreyfus is responsible for the investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of the California Fund and the New York Fund are Joseph Irace, Colleen Meehan and Bill Vasiliou, each of whom is employed by Dreyfus. The portfolio managers of the Massachusetts Fund are John F. Flahive and J. Christopher Nicholl, each of whom is employed by Dreyfus and Mellon Trust of New England, N.A., a subsidiary of BNY Mellon and an affiliate of Dreyfus. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by Dreyfus.

Expenses. The Investment Management Agreement with Dreyfus provides for a “unitary fee”. Under the unitary fee structure, Dreyfus pays all expenses of a Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to a Fund. Although, under the Investment Management Agreement, Dreyfus is not required to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of 0.45% of the value of each Fund’s average daily net assets. The Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by a Fund’s shareholders to the Fund’s Transfer Agent (although the Fund will waive such fees if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more) and the fee payable by a Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. Expenses attributable to a Fund are charged against such Fund’s assets; other expenses of the Trust are allocated among the Funds on the basis determined by the Trustees, including, but not limited to, proportionately in relation to the net assets of each Fund.

For the last three fiscal years, each Fund paid the following management fees:

For the Fiscal Year Ended June 30,
	2007	2006	2005
California Fund	$514,214	$329,440	$319,859
Massachusetts Fund	$610,950	$600,456	$640,448
New York Fund	$1,391,052	$1,256,958	$1,357,355

     Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds, Mellon Funds Trust and Mellon Institutional Funds. Before January 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

     Dreyfus may pay the Distributor for shareholder services from Dreyfus’ own assets, including past profits but not including the management fee paid by a Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities brokers or dealers and other industry professionals (collectively, “Service Agents”) in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.

     Dreyfus or the Distributor may provide cash payments out of its own resources to Service Agents that sell shares of the Funds or provide other services. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus’ or the Distributor’s own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing”. From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment;

support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the Trust’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses. This fee is paid to the Transfer Agent by Dreyfus pursuant to each Fund’s unitary fee structure.

Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as the custodian of each Fund’s investments. Under custody agreement with the Trust, Mellon Bank holds each Fund’s portfolio securities and keeps all necessary accounts and records. For its custody services, Mellon Bank receives a monthly fee based on the market value of each Fund’s respective assets held in custody and receives certain securities transaction charges. The fee is paid to Mellon Bank by Dreyfus pursuant to each Fund’s unitary fee structure. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

HOW TO BUY SHARES

The following information supplements and should be read in conjunction with the sections in each Fund’s Prospectus entitled “Account Policies”, “Services for Fund Investors”, and “Instructions for Regular Accounts”.

     General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Each Fund’s shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon written request. No certificates are issued for fractional shares. It is not recommended that the Funds be used as vehicles for Keogh, IRA or other qualified retirement plans.

     Each Fund reserves the right to reject any purchase order. None of the Funds will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

     The minimum initial investment for each Fund is $25,000. Each Fund may waive its minimum initial investment requirement for new accounts opened through a Service Agent whenever Dreyfus Investments Division (“DID”) determines for the initial account opened through such Service Agent which is below a Fund’s minimum initial investment requirement that the existing accounts in the Fund opened through that Service Agent have an average account size, or the Service Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Service Agent with an average account size, in an amount equal to or in excess of $25,000. DID will periodically review the average size of the accounts opened through each Service Agent and, if necessary, reevaluate the Service Agent’s intent and access to funds. DID will discontinue the waiver as to new accounts to be opened through a Service Agent if DID determines that the average size of accounts opened through that Service Agent is less than $25,000 and the Service Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held California Fund shares as of November 20, 1995, Massachusetts Fund shares as of May 8, 1996 or New York Fund shares as of December 8, 1995). The initial investment must be accompanied by a Fund’s Account Application.

     Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in each Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients different fees. As discussed under “Management Arrangements-Distributor”, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of the other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     You may purchase shares of the Funds by check or wire, or through the Dreyfus TeleTransfer Privilege described below. Checks should be made payable to “The Dreyfus Family of Funds”. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 55299, Boston, Massachusetts 02205-8553, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. These orders will be forwarded to the appropriate Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, you should call the telephone number listed on the cover of this Statement of Additional Information.

     Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Mellon Trust of New England, N.A., DDA# 043508 Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, or Dreyfus BASIC New York

Municipal Money Market Fund, as applicable, for purchase of shares in your name. The wire must include your Fund account number, account registration and dealer number, if applicable. If your initial purchase of a Fund’s shares is by wire, you should call 1-800-645-6561 before initiating the wire payment to obtain the appropriate Fund account number. You should include your Fund account number on the Fund’s Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House (“ACH”) member. You must direct the institution to transmit immediately available funds through the ACH System to Mellon Trust of New England, N.A. with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits “4540”.

     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See “Dividends, Other Distributions and Taxes” and the Fund’s Account Application for further information concerning this requirement. Failure to furnish a certified TIN to a Fund could subject investors to a $50 penalty imposed by the IRS.

     Net Asset Value Per Share. An investment portfolio’s NAV refers to a Fund’s share price on a given day. A Fund’s NAV is calculated by dividing the value of its net assets by the number of existing shares. The NAV for each Fund’s shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV per share of $1.00, although there is no assurance that this can be done on a continuing basis. See “Determination of Net Asset Value”.

     The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund before 4:00 p.m., Eastern time, on each day that the NYSE is open for regular business (a “business day”) are effective, and will receive the price next determined, on that business day. The NAV of a Fund is calculated two times each business day, at 12:00 noon and 4:00 p.m., Eastern time. Investment, exchange or redemption requests received after 4:00 p.m., Eastern time, are effective, and receive the first share price determined, on the next business day.

Dreyfus TeleTransfer Privilege. You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m. Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares – Dreyfus TeleTransfer Privilege”. Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an “in-kind” exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about “in-kind” purchases, call 1-800-645-6561.

HOW TO REDEEM SHARES

The following information supplements and should be read in conjunction with the sections in each Fund’s Prospectus entitled “Account Policies”, “Services for Fund Investors” and “Instructions for Regular Accounts”.

     General. You may request redemption of Fund shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund, the Fund will redeem the shares at the next determined NAV as described below.

You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out (unless you have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee may apply. However, a Fund will waive this fee if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Service Agents may charge a fee for effecting redemptions of a Fund’s shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund’s then current NAV.

     A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check or by the Dreyfus TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for a period of up to eight business days after the purchase of such shares. In addition, the Funds will not honor redemption checks (“Checks”) under the Checkwriting Privilege, and will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer purchase order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Procedures. You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable “No” box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form, or with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, or the Dreyfus TeleTransfer Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption Privilege at any time. Shares for which certificates have been issued are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or Dreyfus

TeleTransfer Privilege.

     The Telephone Redemption Privilege, the Wire Redemption Privilege, the Dreyfus TeleTransfer Privilege, or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.

     Regular Redemption. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-8501. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the appropriate Fund and will be processed only upon receipt thereby. For the location of the nearest financial center, you should call the telephone number listed on the cover of this Statement of Additional Information. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program.

     Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

Checkwriting Privilege. You may write Checks drawn on a Fund account. Each Fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your account and may be made payable to the order of any person in an amount of $1,000 or more ($500 for shareholders who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares or since December 8, 1995). An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged $2.00 for each Check redemption. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor’s agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor’s account to cover the amount of the Check and the $2.00 charge. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor’s account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Such fees are not subject to waiver based on account balance or other factors. A Fund may return an unpaid Check that would draw your account balance below $5.00 and you may be subject to extra charges. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor’s Agent, and reasonably believed by the Transfer Agent to be genuine. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor’s account and paid to the Transfer Agent. However, a Fund will waive the fee if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and are usually borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates: Signatures”.

     Telephone or Online Redemption Privilege. You may request by telephone or online that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. This privilege is granted automatically unless you specifically refuse it.

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in the investor’s account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor’s account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.

Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, STAMP, and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings); (b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund’s shareholders.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the sections in each Fund’s Prospectus entitled “Account Policies” and “Services for Fund Investors.”

     Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by Dreyfus or shares of certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, to the extent such shares are offered for sale in your state of residence. Investors (other than those who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from the investor’s account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more.

Shares of other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number. Any such exchange is subject to confirmation of a shareholder’s holdings through a check of appropriate records.

     To request an exchange, an investor, or the investor’s Service Agent acting on the investor’s behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. Before any exchange, investors must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least

$1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless the investor checks the applicable “No” box on the Account Application, indicating that the investor specifically refuses this privilege. This privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. Investors who have previously established this privilege may telephone exchange instructions (including over the Dreyfus Express® voice response telephone system) by calling 1-800-645-6561. If calling from overseas, investors may call 516-794-5452. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Exchange Privilege, Checkwriting Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

By using this privilege, the investor authorizes the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be the investor or a representative of the investor’s Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved. Shares issued in certificate form are not eligible for exchange. Exchanges out of a Fund pursuant to Fund Exchanges are limited to four per calendar year. The California Fund, the Massachusetts Fund and the New York Fund each reserves the right, upon not less than 60 days’ written notice, to charge shareholders who have held Fund shares since November 20, 1995, May 8, 1996, or December 8, 1995, respectively, a nominal fee for each exchange in accordance with Rules promulgated by the SEC.

     Each Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to investors.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders, of which you are a shareholder. Shares of certain other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and other distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

B. Dividends and other distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

For more information concerning this Privilege, or to request a Dividend Options Form, investors should call toll free 1-800-645-6561. Investors may cancel their participation in this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-8501. To select a new fund after cancellation, investors must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Account Policies”.

Amortized Cost Pricing. The valuation of each Fund’s portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The Board has established, as a particular responsibility within the overall duty of care owed to each Fund’s shareholders, procedures reasonably designed to stabilize each Fund’s price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include a review of the Fund’s portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund’s NAV calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Board. The Service values each Fund’s investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between a Fund’s NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds ½%, the Board will consider what actions, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing an NAV per share by using available market quotations or market equivalents.

NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Distributions and Taxes”.

General. Each Fund ordinarily declares dividends from net investment income on each day that the NYSE is open for business. The Funds’ earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at NAV or, at an investor’s option, paid in cash. If an investor redeems all shares in his or her account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all of his or her Fund shares, that portion of the accrued dividends will be paid along with the proceeds of the redemption. Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Funds will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The Funds do not expect to realize any long-term capital gains or losses. Investors may choose whether to receive dividends in cash or to reinvest them in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors.

Except as provided below, shares of a Fund purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day and redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, investors may receive the dividend declared on the day of purchase. Investors will not receive the dividends declared on the day of redemption if a wire redemption order is placed prior to 12:00 noon, Eastern time.

     It is expected that each Fund will continue to qualify for treatment as a regulated investment company (“RIC”) under the Code so long as such qualification is in the best interest of its shareholders. Such qualification will relieve a Fund of any liability for Federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code. To qualify for treatment as a RIC under the Code, a Fund – which is treated as a separate corporation for Federal tax purposes – (1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net taxable investment income and net short-term capital gains (“Distribution Requirement”), (2) must derive at least 90% of its annual gross income from specified sources (“Income Requirement”), and (3) must meet certain asset diversification and other requirements. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends”, as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment. Each Fund also intends to continue to qualify to pay “exempt-interest” dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

Each Fund may be subject to a 4% nondeductible excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts. To avoid the application of this excise tax, a Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

     Distributions by a Fund that are designated by it as “exempt-interest dividends” generally may be excluded from gross income. Distributions by a Fund of net capital gain, when designated as such, are taxable as long-term capital gains, regardless of the length of time of share ownership. Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent that the Fund’s distributions (other than capital gains distributions) consist of exempt-interest dividends. Each Fund may invest in “private activity bonds”, the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a Fund and the value of its portfolio would be affected. In such event, each Fund would reevaluate its investment objective and policies.

     Dividends and other distributions, to the extent taxable, are taxable regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of shares is below cost. If investors purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by a Fund), they must pay income taxes on the distribution, even though the value of the investment (plus cash received, if any) remains the same. In addition, the share price at the time investors purchase shares may include unrealized gains in the securities held in a Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid as a capital gain distribution and will be taxable.

Dividends from a Fund’s investment company taxable income together with distributions from net realized short-term capital gains, if any (collectively, “dividend distributions”), will be taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions by a Fund of net capital gain, when designated as such, are taxable as long-term capital gains, regardless of the length of time of share ownership. Each Fund is not expected to realize long-term capital gains, or, therefore, to make distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss). Dividends paid by a Fund will not be eligible for the dividends-received deductions allowed to corporations.

Dividends derived by a Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day’s dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by a Fund from interest on State Municipal Obligations will be designated as exempt from taxation of the applicable State (and in the case of the New York Fund, New York City taxation) in the same percentage of the day’s dividend as the actual interest on State Municipal Obligations earned on that day.

     Each Fund must withhold and remit to the U.S. Treasury (“backup withholding”) 28% of dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to an individual or certain other non-corporate shareholders if such shareholder fails to certify that the TIN furnished to the Fund is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) that shareholder fails to certify that he or she has not received notice from the IRS of being subject to backup withholding as a result of a failure properly to report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder’s TIN is incorrect or that the shareholder has failed properly to report such income.

In January of each year, the Funds will send shareholders a Form 1099-DIV notifying them of the status for federal income tax purposes of their dividends from their Fund for the preceding year. Each Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the Federal alternative minimum tax.

Shareholders must furnish a Fund with their TIN and state whether they are subject to backup withholding for prior under-reporting, certified under penalties of perjury. Unless previously furnished, investments received without such a certification will be returned. Each Fund is required to withhold 28% of all dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN or who otherwise are subject to backup withholding. A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of an account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner’s Federal income tax return.

State and Local Taxes. Depending upon the extent of its activities in states and localities in which it is deemed to be conducting business, each Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

The foregoing is only a summary of certain tax considerations generally affecting each Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from State and local personal income taxes on exempt-interest income derived from obligations of issuers located in those states, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

Returned Checks. If an investor elects to receive dividends in cash, and the investor’s dividend check is returned to that Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that dividend and all future dividends payable in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

PORTFOLIO TRANSACTIONS

     General. Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where Dreyfus or a fund employs a sub-adviser, the sub-adviser, under the supervision of Dreyfus, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     Certain funds are managed by dual employees of Dreyfus and an affiliated entity in the BNY Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, Dreyfus places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

     Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (i.e., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate), and Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

     To the extent that a fund invests in foreign securities, certain of a fund’s transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

     When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     All portfolio transactions of each money market fund are placed on behalf of the fund by Dreyfus. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

     When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

The Funds paid no brokerage commissions for the fiscal years ended June 30, 2007, 2006 and 2005.

Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended June 30, 2007, the issuer of the securities and the aggregate value per issuer, as of June 30, 2007, of such securities:

Fund	Name of Regular Broker Dealer	Aggregate Value Per Issuer
California Fund	Goldman, Sachs & Co.	$3,921,000

Disclosure of Portfolio Holdings. It is policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, may publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of holdings twice a month, on the 15th day of the month and the last business day of the month, with a 15-day lag. Portfolio holdings will remain available on the website until the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

If a fund’s portfolio holdings are released pursuant to an ongoing arrangements with any party, such Fund must have a legitimate business purpose for doing so, and neither the fund nor Dreyfus or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of portfolio holdings may be authorized only by the fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Board.

INFORMATION ABOUT THE FUNDS/TRUST

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable.

The Trust is a “series fund”, which is a mutual fund divided into separate funds, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Fund is not deemed to be a shareholder of any other Fund. For certain matters shareholders vote together as a group; as to others they vote separately by Fund. The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each Fund or class shall vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act and except as to any matter which affects the interest of a particular Fund or class, in which case only the holders of shares of the one or more affected Funds or classes shall be entitled to vote, each as a separate class.

The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Fund and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of an independent registered public accounting firm. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

Each Fund will send annual and semi-annual financial statements to all of its shareholders.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

KPMG LLP, 345 Park Avenue, New York, NY 10154, was appointed by the Board of Trustees to serve as each Fund’s independent registered public accounting firm for the year ending June 30, 2008, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual Federal income tax return filed on behalf of each Fund.

APPENDIX A

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS

     The following information is a summary of special factors affecting investments in California Municipal bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

     Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. The economy has since recovered, with 887,100 jobs gained between July 2003 and March 2007 compared with 362,000 jobs lost between January 2001 and July 2003. Current forecasts project that economic growth will be modest in the first half of 2007, and unemployment could increase slightly. The second half of 2007 is expected to bring modestly better growth as the State housing sector downturn begins to abate.

     Broad measures of the national and California economies, such as inflation-adjusted gross domestic product and California personal income and taxable sales, posted solid gains in 2005. Personal income grew by 6.4% in 2006, somewhat stronger than in 2005. Personal income was 5.4% higher than a year earlier in the first quarter of 2007. Growth in taxable sales, however, fell to 3.9% in 2006, down from 7.4% in 2005. In the first half of 2007, taxable sales were 2.2% higher than a year ago. Consumer spending grew by 3.8% and government spending grew by 1% in the national economy during the first quarter of 2007, but fixed investment and net exports fell and businesses reduced their inventories.

     Population and Labor Force. The State's July 1, 2006 population of about 37.4 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2006, the 5-county Los Angeles area accounted for 49% of the State's population, with over 18 million residents, and the 11-county San Francisco Bay Area represented 21%, with a population of nearly 8 million.

     The State's unemployment rate averaged 4.9% in 2006 and was 4.8% in each of the first three months of 2007, before increasing to 5.3% in July.

Recent Developments

     Governor Schwarzenegger signed the 2007 Budget Act on August 24, 2007. General Fund expenditures included in the 2007 Budget Act total $102.3 billion. General Fund revenues and transfers are expected to be $101.2 billion in Fiscal Year 2007-08. The State estimates there was $4.07 billion of budget reserves available at June 30, 2007. As of the enactment of the 2007

Budget Act, the State projected that the total budgetary reserve will be about $4.069 billion at June 30, 2008.

     On September 6, 2007, a lawsuit was filed challenging the use in the 2007 Budget Act of about $1.19 billion from the Public Transportation Account to pay for certain transportation-related costs previously paid from the General Fund. The State has estimated that, although the 2007 Budget Act was in an operating balance, there is a projected operating deficit of about $6.1 billion for Fiscal Year 2008-09 absent further corrective actions. This is partly caused by the use of about $3.5 billion of one-time budget solutions in Fiscal Year 2007-08, which cannot be replicated in Fiscal Year 2008-09.

State Indebtedness and Financing

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

     General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of August 1, 2007, the State had outstanding approximately $51.42 billion aggregate principal amount of long-term general obligation bonds, of which $41.18 billion was payable primarily from the General Fund, and $10.24 billion was payable from other revenue sources. As of August 1, 2007, there were unused voter authorizations for the future issuance of approximately $68.01 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $4.3 billion is for bonds payable from other revenue sources.

     The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $6.23 billion variable rate general obligation bonds, representing about 12.1% of the State's total outstanding general obligation bonds as of August 1, 2007.

     The Legislature approved four bond measures that were approved by voters at the November 2006 general election, including $4.1 billion for flood control and prevention, $10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion), $19.93 billion for transportation improvements, air quality and port security, and $2.85 billion for housing and related programs. An initiative measure including approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities also was approved. A $9.95 billion bond measure for high speed rail projects was initially deferred until 2008, but may be deferred indefinitely.

     Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.5 billion in total principal and interest commitments at any time. The State is in the process of increasing the credit agreement to $2.5 billion. As of September 1, 2007, $16 million aggregate principal amount of general obligation commercial paper notes had been issued and were outstanding.

     Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.7 billion General Fund-supported lease-purchase obligations outstanding as of August 1, 2007. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $10.9 billion authorized and unissued as of September 1, 2007. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by state leases. On May 3, 2007, the Governor authorized issuance of up to $7.4 billion of lease-revenue bonds to finance acquisition, design and construction of new facilities at State prisons and county jails, and for local re-entry facilities.

     Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $49.75 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 2007.

     Pension Obligation Bonds. Pursuant to the California Pension Restructuring Bond Act of 2004 (the "Restructuring Bond Act"), the State proposes to issue pension obligation bonds to make future contributions to the California Public Employees' Retirement System ("CalPERS"). The payment of the debt service on the bonds would be payable from the General Fund.

     Pursuant to the Restructuring Bond Act, the Pension Obligation Bond Committee (the "POBC") authorized the issuance of bonds to pay a portion of the State's pension obligation for Fiscal Year 2004-05 or a subsequent fiscal year. The POBC initiated a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit. The validation action was challenged in court, which prevented the issuance of the pension obligation bonds in time to pay the pension contribution during Fiscal Years 2004-05 or 2005-06. The judge ruled on November 15, 2005 that the bonds were not valid. The POBC appealed and the matter was scheduled for oral argument on June 25, 2007. On July 3, 2007, the court ruled that the Legislature's authorization to issue bonds to pay a portion of the State's pension obligation was invalid. The State is not planning to appeal the decision. The 2007 Budget Act did not include the planned issuance of any pension obligation bonds.

     Future Issuance Plans. Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, increasing the amount of General Fund-supported debt authorized and unissued to almost $75 billion as of September 1, 2007. The State expects the volume of issuance of both categories of bonds to increase substantially, starting in Fiscal Year 2007-08, in order to address the program needs for these new authorizations, along with those which existed before 2006. The Department of Finance has estimated that annual new money issuance for these obligations in Fiscal Years 2007-08 to 2011-12 will total approximately $10 billion, $12 billion, $16 billion, $12 billion, and $8 billion, respectively.

     Based on the current projections of bond issuance, without taking any future authorizations into account, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the current total outstanding amount of about $49 billion. The annual debt service costs on this amount of debt would peak at around $8.4 billion, compared to about $4.7 billion budgeted in Fiscal Year 2007-08.

     Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004. Proposition 57 authorizes the issuance of up to $15 billion of economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

     The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during Fiscal Year 2003-04 (of which, approximately $9.2 billion was applied to Fiscal Year 2002-03 expenditures, and approximately $2 billion has been applied to offset Fiscal Year 2004-05 General Fund expenditures). The State may issue about $3.3 billion of the remainder of authorized ERBs at any time in the future, but the 2007 Budget Act assumes no ERBs will be issued in Fiscal Year 2007-08. The Department of Finance has now estimated that, because of the repayment of other General Fund obligations incurred before June 30, 2004, the full $3.746 billion of unused voter authorization cannot be sold.

     All proceeds from the 1/4¢ sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the ERBs are required to be applied to the early retirement of the ERBs. In addition, the following sources of funds are required to be used for early retirement of the ERBs: (i) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the BSA, and (ii) all proceeds from the sale of surplus State property. During Fiscal Years 2005-06 and 2006-07, $1.72 billion of ERBs were retired early, and on July 1, 2007, including use of $472 million which was transferred from the BSA in 2006-07. The 2007 Budget Act included $1.02 billion which was transferred pursuant to Proposition

58 (discussed below) to retire ERBs. In addition, there was approximately $394 million of excess sales tax revenues from the period January 1-June 30, 2007, which will be used for early retirement of ERBs, together with excess sales tax revenues which may be generated for the period July 1-December 31, 2007, and any proceeds of excess property sales. In total, the State anticipates that approximately $2.6 billion of ERBs will be retired in Fiscal Year 2007-08, including almost $2.2 billion in early repayments.

     Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

     On June 18, 2003, the State issued $10.97 billion of RAWs, which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003, which matured and were paid in full on June 23, 2004. The State issued $6 billon of RANs on October 6, 2004, which matured on June 30, 2005. The State issued $3 billion of RANs on November 10, 2005, which matured on June 30, 2006, $1.5 billion of RANs on October 3, 2006, which matured on June 29, 2007, and $7 billion of RANs on November 1, 2007, which is scheduled to mature on June 30, 2008. The November 2007 issuance was authorized in order to maintain adequate reserves to manage the State's cash flow requirements during Fiscal Year 2007-08.

     Ratings. After reaching their lowest point in 2003, the ratings of the State's general obligation bonds have been raised by all three rating agencies starting in 2004 and most recently in 2006. S&P has raised the State's general obligation credit rating from "BBB" to "A+." Moody's has raised the rating from "Baa1" to "A1." Fitch has raised the rating from "BBB" to "A+."

State Funds and Expenditures

     The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years.

Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

     The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

     The General Fund. The monies of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

     Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of August 31, 2007, there were $1.5 billion of loans from the SFEU and other internal sources to the General Fund.

     Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute.

     CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. As of June 30, 2006, employer participants, in addition to the State, included 1,053 school districts and 1,544 other public agencies. As of June 30, 2007, PERF had 1,048,895 program members and 445,208 benefit recipients. The payroll for State employees covered by PERF for Fiscal Year 2005-06 was approximately $13.3 billion. Due to investment losses and increased retirement benefits, the State contribution to CalPERS, through the PERF, has increased from $1.19 billion in Fiscal Year 2002-03 to an estimated $2.747 billion in Fiscal Year 2007-08.

     CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. State contribution to CalSTRS, through STRP, has increased from $975.5 million in Fiscal Year 2002-03 to an estimated $1.12 billion in Fiscal Year 2007-08.

     Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.

     The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and other similar programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. CalWORKs caseloads are projected to decrease by a modest amount in Fiscal Year 2007-08, with revised projections of 461,200 and 457,500 cases in Fiscal Years 2006-07 and 2007-08, respectively. Since CalWORKs' inception in January 1998, caseload has declined by over 35%.

     Although California's policy has been to limit total CalWORKs spending to only the available Federal TANF block grant and combined State and county maintenance of effort ("MOE") funds, the 2007-08 May Revision identifies MOE expenditures in excess of the required level. By identifying expenditures of $385.5 million in Fiscal Year 2007-08 to be counted toward the MOE in excess of the required level, California's caseload reduction credit will increase by an estimated 10% in Federal Fiscal Year 2009.

     The 2007 Budget Act includes total CalWORKs-related expenditures of $7.2 billion for Fiscal Year 2007-08, compared to $7 billion for the revised Fiscal Year 2006-07 level.

Both years include augmentations of $191.9 million for employment services to enable recipients to move off of aid and into sustainable employment, $90 million for counties to implement program improvements that lead to better outcomes and increased work participation rates for CalWORKs recipients, and $140 million to support county administration. The 2007 Budget Act also makes available $40 million in Pay for Performance incentive funds for those counties that achieved improved program outcomes during Fiscal Year 2006-07. Furthermore, the 2007 Budget Act includes a TANF reserve of $55.5 million, which is available for unanticipated needs in any program for which TANF funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

     Federal authorization for the TANF program was recently approved and extended until September 30, 2010. The legislation modified countable work activities under TANF and applied new Federal work participation rates to the State's program. In addition, the legislation effectively eliminated the State's caseload reduction credit and the bulk of the State's caseload will be subject to the 50% work participation rate beginning in Federal fiscal year 2007. The State will need to make substantial investments in childcare and employment services in order to meet the increased work participation rate requirements, as failure to do so could result in significant Federal penalties, which could total more than $1.5 over a five-year period, beginning in 2009-10. Efforts to address improving work participation began during Fiscal Year 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and decrease reliance upon public assistance to significantly improve the ability of the State and counties to meet Federal work requirements in the TANF program.

     Local Governments. The primary units of local government in the State are the 58 counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

     The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 ("Amendment No. 4") dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.

     As part of the State-local agreement, Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election (Proposition 1A). Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended.

     Vehicle License Fee. A program to offset a portion of the VLF paid by vehicle owners was established in 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLF became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5% . In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLF paid by taxpayers returned to the pre-1999 level so the State would not be obligated to make any offset payments in Fiscal Year 2003-04. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received backfill payments totaling $3.8 billion in Fiscal Year 2002-03, and $3.1 billion in Fiscal Year 2003-04.

     This level of offset provided tax relief of $4.3 billion in Fiscal Year 2003-04. Beginning in Fiscal Year 2004-05, the State-local agreement permanently reduced the VLF rate to 0.65% and eliminated the offset program. Amendment No. 4 codified the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in the VLF rate below the rate of 0.65% of the market value of the vehicle. The State-local agreement provided for the repayment by August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. The 2005 Budget Act provided for the early repayment of the entire $1.2 billion VLF backfill payments owed to local governments, which occurred in August 2005.

     Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2.6 billion in State resources in Fiscal Years 2006-07 and 2007-08, and $499 million in resources from the counties in each fiscal year.

     State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

     As of the release of the 2007 Budget Act, the Department of Finance projects the Appropriations Limit to be $59.309 billion and $63.011 billion in Fiscal Years 2006-07 and 2007-08, respectively.

     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues as test 1, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 41% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2007-08.

     The 2007 Budget Act reflects Proposition 98 expenditures in Fiscal Years 2005-06 through 2007-08. It includes a decrease of $294.9 million for declining growth, but grants full funding for cost-of-living adjustments, and reflects the deferral of Proposition 98 expenditures of $1.303 billion, in each of Fiscal Years 2005-06 to 2006-07, 2006-07 to 2007-08 and 2007-08 to 2008-09 for K-14 education.

     In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the General Fund. This suspended amount is added to the existing maintenance factor. This funding, along with approximately $1.2 billion in Fiscal Year 2005-06 were the subject of a lawsuit which has recently been settled. The terms agreed upon consist of retiring this approximately $2.8 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full. In addition, legislation was approved to refinance the State's Series 2003A Bonds (discussed below), which became effective on January 1, 2007. The first $900 million in additional funds expected to be raised from the refinancing will offset initial settlement costs.

     Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations. The current estimate of the remaining obligation is $1.292 billion. The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million. The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation.

     Noting concerns about the uncertainty of the economy and in particular, General Fund revenues, the Legislature, as part of the 2007 Budget Act, chose to fund the Proposition 98 guarantee for Fiscal Year 2006-07 at a minimum level of $55 billion, which is $411 million lower than proposed by the Governor. This further results in a net $427 million savings in the Proposition 98 guarantee for Fiscal Year 2007-08.

     Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. A proposed initiative measure has qualified for the February 5, 2008 statewide election, which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools. More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition 1A, approved at the November 7, 2006 election, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. This, and other recent Constitutional amendments affecting the budget process, are described below.

     Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

     Proposition 58 requires that a special reserve (the "BSA") be established in the General Fund. The BSA will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

     Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State, or inter-fund borrowings.

     Proposition 1A. Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The 2006 Budget Act appropriated $169.9 million in funds for prepayment of the Fiscal Year 2007-08 State mandate obligations. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $906 million.

     At the November 2006 election, voters approved Senate Constitutional Amendment No. 7 ("Amendment No. 7"), to prevent the suspension of certain transportation funding, including the annual transfer of the motor vehicle fuel sales tax from the General Fund to the Transportation Investment Fund. Amendment No. 7 modifies the State's Constitutional provisions in a manner similar to that of Proposition 1A, so that if a funding suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In Fiscal Years 2003-04 and 2004-05, $868 million and $1.258 billion was suspended, respectively. In Fiscal Year 2005-06, the transfer was fully funded. The 2006 Budget Act fully funded the relevant transfers at $1.42 billion for Fiscal Year 2006-07 and also included $1.42 billion for advance repayment of a portion of the suspensions in Fiscal Years 2003-04 and 2004-05. The 2007-08 May Revision proposes to fully fund relevant transfers at $1.481 billion and the required repayment of remaining debts at $83 million for Fiscal Year 2007-08.

     Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase is required in Fiscal Year 2006-07, and the 2006 Budget Act included a $428.4 million increase for these programs, for a total of $550 million. The budget allocated $547.4 million for grants for before and after school programs, and $2.6 million for administrative costs. These additional funds were added to the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, cannot be reduced in future years unless the Proposition 98 guarantee is suspended.

     Tobacco Settlement. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

     State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04. An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A Bonds"). A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B Bonds"). In August 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing. In March 2007, the State completed a refunding of the 2003A Bonds. This refunding generated additional proceeds of approximately $1.3 billion, which will then be used to offset the General Fund cost for the initial years of the litigation settlement related to the suspension of the Proposition 98 guarantee.

     In 2006, MSA participants asserted that they had lost market shares in 2003 to manufacturers who did not participate in the MSA, which assertion was confirmed. As such, the MSA participants are permitted to withhold up to three times the amount of lost market shares until such time as it is proven that the participating states are properly enforcing their statutory authority over the non-participants. As a result, the amount of tobacco revenues received by the State was reduced by $50.9 million in Fiscal Year 2005-06; however, such revenues still exceeded the required debt service payments and no effect is expected in the current fiscal year. The State Attorney General is working to compel the MSA participants to pay the State.

Sources of Tax Revenue

     The 2007-08 Governor's Budget includes the following revenue proposals: (i) repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in Fiscal Year 2007-08; (ii) additional efforts to reduce the "tax gap" estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in Fiscal Year 2007-08; (iii) strengthened sales and use tax enforcement, estimated to result in $13.2 million of additional revenues in Fiscal Year 2007-08; and (iv) increased collections workload for the alcoholic beverages tax, estimated to bring in an additional $1.3 million in Fiscal Year 2007-08.

     In 2004, the Legislature created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior tax years. Penalties were waived for taxpayers who applied for amnesty during the amnesty period of February 1, 2005 to March 31, 2005. Although taxpayers had to apply within this time frame, taxpayers who could have applied for amnesty but did not are subject to higher penalties if found to owe additional amounts for amnesty years. This program is estimated to result in a net multi-year General Fund revenue gain of $380 million.

     Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% . Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 47.5% of the total personal income tax in the 2005 tax year.

     A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate, became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

     Taxes on capital gains and stock options, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7% and as little as 7.3% of General Fund revenues over the last ten years. The 2007-08 May Revision estimates that capital gains and stock option tax receipts will account for 15.3% of General Fund revenue and transfers in Fiscal Year 2006-07 and 15.1% of General Fund revenue in Fiscal Year 2007-08.

     Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

     As of January 1, 2007, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

     Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008.

     Corporation Tax. Corporation tax revenues are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the Federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 3.3% of revenues (the constitutionality of these fees is currently being challenged in three separate State courts –potential refunds are estimated at up to $1.04 billion in Fiscal Year 2007-08 and up to $260 million in Fiscal Year 2008-09 on a cash basis. In addition, there would be annual losses of up to $340 million in Fiscal Year 2008-09 and increasing amounts in future years).

     Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

     Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

     The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005. These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

     Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees accounted for approximately 34% of all special fund revenues in Fiscal Year 2005-06. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. During Fiscal Year 2005-06, $8.4 billion was derived from the ownership or operation of motor vehicles. About $3.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

     Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. The State's excise tax proceeds are earmarked for childhood development, education, health, research and other programs.

State Economy and Finances

     The State economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-2000, General Fund tax revenues exceeded budget estimates. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended Fiscal Year 2000-01 with a budget reserve of $5.39 billion. During Fiscal Year 2001-02, however, the State experienced an unprecedented drop in revenues compared to the prior year. During Fiscal Years 2001-02 through 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period, which was relieved by the issuance of RAWs in June 2002 and June 2003 and ERBs in early 2004.

     While the 2004 Budget Act was aided by a recovering State economy and increased revenues, balancing of the budget still required a number of one-time actions. These included application of the proceeds from the sale of the ERBs and tobacco securitization bonds and suspension of Proposition 42 transfer of certain sales taxes to transportation purposes. The 2004 Budget Act also used the second year of borrowing from local governments. The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%) and transfers and other reserves ($1.8 billion or 13%).

     State Budget—Fiscal Year 2005-06. The 2005 Budget Act was adopted by the Legislature on July 7, 2005, and signed by the Governor on July 11, 2005. Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7%, from $79.9 billion in Fiscal Year 2004-05 to $84.5 billion in Fiscal Year 2005-06. The revenue projections assumed continued but moderating growth in California's economy. The 2005 Budget Act contained General Fund appropriations of $90 billion, compared to $81.7 billion in Fiscal Year 2004-05. The difference between revenues and expenditures in Fiscal Year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion.

About $900 million of this reserve was to be set aside for payment in Fiscal Year 2006-07 of tax refunds and other adjustments related to the tax amnesty program. The 2005 Budget Act also included special fund expenditures of $23.3 billion and bond fund expenditures of $4 billion.

The 2005 Budget Act contained the following major components:

1.	Proposition 98—General Fund expenditures increased by $2.582 billion (7.6%), to $36.6 billion, due to increases in the Proposition 98 guaranteed funding level. The 2005 Budget Act also reflected savings of $3.8 billion in Fiscal Year 2004-05, which would be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2.	Higher Education—The 2005 Budget Act marked the first year of funding for the Higher Education Compact, which was signed in 2004 to provide funding stability and preserve educational quality at the State's colleges and universities over the next six fiscal years. The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion from the General Fund.

3.	Health and Human Services—Expenditures for these programs increased by $2.1 billion (8.5%), to $27.1 billion. This increase included higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million and Department of Social Services expenditures of $55 million. The 2005 Budget Act reflected the suspension of the July 2005 and 2006 CalWORKs grant cost-of-living-adjustments, yielding General Fund savings of $136 million and $139 million in Fiscal Years 2005-06 and 2006-07, respectively. The 2005 Budget Act further assumed that certain cost-of-living adjustments for recipients would be suspended for estimated General Fund savings of $132 million, $407.5 million and $281 million in Fiscal Years 2005-06, 2006-07 and 2007-08, respectively.

4.	Retirement and Employee Compensation—The 2005 Budget Act fully funded the State's statutory obligations, and also reflected an augmentation of $355 million for salary increases and dental and vision premium increases.

5.	Financial Instruments—The 2005 Budget Act reflected the State's issuance of pension obligation bonds to fund approximately $525 million of the State's Fiscal Year 2005-06 retirement obligation to CalPERS. An adverse court ruling prevented issuance of these bonds.

     Three related lawsuits were settled by the State, and the largest of these settlements, in the amount of $428 million, provided for the State to make annual payments of $42.8 million per year for ten years. The first year's payment, plus $36 million to completely dismiss the other two stipulated judgments, was included in the 2005 Budget Act.2

     Fiscal Year 2005-06 Revised Estimates. The 2007-08 Proposed Budget estimated more favorable results for the State than were projected at the time the 2005 Budget Act was signed. The State estimated that total prior year resources, plus revenues and transfers for Fiscal Year 2005-06, were about $93.4 billion, nearly $9 billion more than originally estimated. Also, expenditures increased by about $1.6 billion. As a result, the fund balance at June 30, 2006 was estimated at about $10.8 billion.

     State Budget—Fiscal Year 2006-07. The 2006 Budget Act was adopted by the Legislature on June 27, 2006, and signed by the Governor on June 30, 2006. Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2%, from $92.7 billion in Fiscal Year 2005-06 to $93.9 billion in Fiscal Year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in Fiscal Year 2005-06. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

     The 2006 Budget Act also contained Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the State issued $1.5 billion of RANs to assist in its cash management program for the fiscal year.

     The 2006 Budget Act was substantially similar to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for Fiscal Year 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in Fiscal Year 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contains the following major General Fund components:

     1. Repayments or Prepayments of Prior Obligations – $2.812 billion of repayments or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions; (2) $472 million for early retirement of ERBs; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay "settle-ups" under Proposition 98; (6) $100 million to prepay flood control subventions; and (7) $32 million to pay debt service on general obligation bonds in Fiscal Year 2007-08.

     2. Proposition 98 – Proposition 98 General Fund expenditures were $41.3 billion, an increase of $2.9 billion (7.5%) compared to the revised Fiscal Year 2005-06 estimate. Including property taxes, the total Proposition 98 guarantee was $55.1 billion, an increase of $3.1 billion (5.9%) .

     3. K-12 Education – $67.1 billion in spending on K-12 education, an increase of $2.9 billion from the revised Fiscal Year 2005-06 estimate. General Fund expenditures were $40.5 billion, an increase of $2.7 billion (7.0%) .

     4. Higher Education – General Fund expenditures were $11.4 billion, an increase of $973 million (9.4%) over Fiscal Year 2005-06.

     5. Health and Human Services – $29.3 billion General Fund to be spent on Health and Human Services programs, an increase of $2.5 billion (8.7%) from revised Fiscal Year 2005-06 estimates, which was due primarily to increases in caseload, population, and other workloads.

     6. Transportation Funding – $1.42 billion to fully fund Proposition 42 in Fiscal Year 2006-07 and $1.415 billion for advance payment of a portion of the Proposition 42 suspensions. The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. There have been several lawsuits that prevented the bonds from being sold to date, and an Executive Order was issued in June 2006 to use the $151 million in tribal gaming compact revenues that had been received to repay a portion of these loans. Bond proceeds in the amount of $849 million were anticipated in the 2006 Budget Act. Due to the delays caused by ongoing litigation, the 2007-08 Proposed Budget anticipates expenditures of

$100 million per year as revenues are received in Fiscal Years 2006-07 and 2007-08, until the litigation is resolved.

     7. Budget Stabilization Account – The transfer of an estimated $944 million pursuant to Proposition 58. Half of this amount ($472 million) remained in the BSA as a reserve. The other half was transferred for the purpose of early retirement of ERBs.

     Fiscal Year 2006-07 Revised Estimates. The 2007 Budget Act projects that the State will have a budgetary reserve at June 30, 2007 of $4.1 billion, up $2 billion from the 2006 Budget Act estimate. As of the adoption of the 2007 Budget Act, General Fund revenues and transfers for Fiscal Year 2006-07 are projected at $95.5 billion, an increase of $1.6 billion compared with the 2006 Budget Act estimates. This increase is primarily due to higher major tax revenues of $1.36 billion. General Fund expenditures for Fiscal Year 2006-07 are projected at $101.7 billion, an increase of $400 million compared with 2006 Budget Act estimates. This includes, among other things, the following significant adjustments since the 2006 Budget Act: $453 million of increased non-Proposition 98 expenditures due to costs related to newly bargained labor contracts and retirement rate adjustments; $350 million of increased non-Proposition 98 expenditures due to changes in prison facility infrastructure spending; $235 million of increased non-Proposition 98 expenditures due to carryovers from Fiscal Year 2005-06; $514 million of decreased expenditures in Proposition 98 mainly due to a decline in average daily attendance and increased local property tax revenues.

     State Budget—Fiscal Year 2007-08. The 2007 Budget Act was adopted by the Legislature on August 21, 2007 and signed by the Governor on August 24, 2007. In approving the budget, the Governor vetoed $943 million in appropriations (including $703 million in General Fund appropriations). The 2007 Budget Act includes the largest reserve of any budget act in the State's history. Due to the shortfall in revenue collections exposed in June 2007, and in recognition of the State's continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion.

     General Fund revenues and transfers are projected to increase 6%, from $95.5 billion in Fiscal Year 2006-07 to $101.2 billion in Fiscal Year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

     The 2007 Budget Act is substantially similar to the Governor's proposals and contains the following major General Fund components:

     1. Maximizing the Value of the State's Student Loan Guarantee Function – The 2007 Budget Act assumes the sale of California's student loan guarantee function, generating $1 billion in one-time revenue. The State's student loan guarantee function is operated through a contract between the California Student Aid Commission ("CSAC") and EdFund, California's student loan guarantee agency established by CSAC. This proposal will not adversely affect students' access to loans or the interest rates students pay for loans.

     2. Repayments or Prepayments of Prior Obligations – $1 billion in prepayments of the ERBs and $5 million of other budgetary debt repayments, bringing the total set aside to repay the ERBs to $6.8 billion in four years since the bonds were issued. The Department of Finance projects that the ERBs will be fully retired in February of 2010, which is 14 years ahead of schedule.

     3. Proposition 98 – The 2007 Budget Act includes Proposition 98 General Fund expenditures of $41.5 billion, an increase of $712 million (1.7%) compared to revised Fiscal Year 2006-07 estimates. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion (3.9%) . The 2007 Budget Act also continues to include $426 million above the 2006-07 Proposition 98 guarantee level to implement Proposition 49.

     4. K-12 Education – $66.8 billion in spending on K-12 education, an increase of $3.5 billion from the revised Fiscal Year 2006-07 estimates.

     5. Higher Education – Reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education, which reflects an increase of $1.1 billion above the revised Fiscal Year 2006-07 level.

     6. Health and Human Services – $29.7 billion General Fund to be spent on Health and Human Services programs, which is an increase of $301 million from the revised Fiscal Year 2006-07 estimate. Total funding from all State funds is $38 billion, which is an increase of $1.6 billion from the revised estimates.

     7. Transportation Funding – Includes $1.48 billion to fully fund Proposition 42 in Fiscal Year 2007-08. Pursuant to Proposition 1A, the 2007 Budget Act repays $83 million from the Fiscal Year 2003-04 and 2004-05 Proposition 42 suspensions. The 2007 Budget Act also provides for the use of $100 million in tribal gaming compact revenues that will be received in Fiscal Years 2006-07, 2007-08, and any future years until the bonds are sold, in order to repay past loans.

     8. Budget Stabilization Account – The fully funded transfer of $2.05 billion to the BSA, pursuant to Proposition 58. Half of this amount ($1.02 billion) will remain in the BSA as a reserve. The other half will be transferred for the purpose of early retirement of ERBs.

     9. Lease of State Lottery – The Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction.

     1o. Revenue Actions – The 2007 Budget Act includes several revenue proposals that were in the Governor's proposed budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in Fiscal Year 2007-08, and additional efforts to reduce the "tax gap," which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in Fiscal Year 2007-08.

     Budget Risks and Structural Deficit. For Fiscal Year 2007-08, the State faces a number of issues and risks that may impact the General Fund, and reduce the budget reserves included in the 2007 Budget Act. Some of the larger risks include: (i) delay in sale of the State's student loan guarantee function past the current fiscal year, and/or lower sale price than was estimated in the 2007 Budget Act; (ii) the budget reserve has already been reduced by $500 million as a result of an adverse court ruling in a case involving delayed payments to the State Teachers' Retirement Fund; (iii) additional Proposition 98 spending if the State Controller's Office's property tax audit does not validate assumptions in the 2007 Budget Act about property tax growth; (iv) delay in implementation of new procedures for handling of unclaimed property; (v) deterioration of revenues below current estimates, primarily as a result of weaker economic conditions in 2007 and early 2008; (vi) additional costs for employee contracts; (vii) a variety of individual budget decisions in the area of health, welfare and social services, including litigation, each having an impact of $100 million or more, which may not meet expectations; and (viii) potential impact on the General Fund reserve if the lawsuit challenging use of funds in the Public Transportation Account is successful.

     Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act are one-time actions, which cannot be repeated in Fiscal Year 2008-09. In part because of these one-time actions, and estimates of program growth based on existing statutory and constitutional requirements, the State projects that, absent additional corrective measures, the Fiscal Year 2008-09 budget will be about $6.1 billion out of balance. The Governor will release his proposals for a balanced Fiscal Year 2008-09 budget in January 2008.

Litigation

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

     Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, the Legislature statutorily reduced a continuing appropriation to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA") and provided that in future years, the appropriation may be returned if needed to make the SBMA actuarially sound. In October 2003, CalSTRS petitioned the California Supreme Court (Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Donna Arduin, Director of California Department of Finance, and Steve Westly, California State Controller) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the legislation. Plaintiffs also sought injunctive and declaratory relief to the same effect. On May 4, 2005, the trial court granted plaintiffs' motion for summary judgment. The court declared that the statutory reduction unconstitutionally impairs CalSTRS members' vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to SBMA. On August 30, 2007, the Court of Appeal affirmed the trial court's holding. Payment of $500 million has been made; the state may seek further review of the decision with respect to the amount of interest that is required.

     Action Seeking Modification of Retirement Formula for State Employees. In a recent class action, Joseph Myers et al v. CalPERS et al., the plaintiff alleges that a California statute violates the age discrimination provisions of the Fair Employment and Housing Act. The complaint seeks injunctive and monetary relief and alleges that, in changing the retirement formulas it previously executed, the statute "discriminates" against older workers by giving them a smaller percentage increase in benefits than it provides the younger workers. It is uncertain from the complaint what retroactive retirement benefits are being sought, and therefore, it is not possible to measure the enormity of the fiscal impact at this time; however, it may be over $250 million. The trial court dismissed the complaint; plaintiffs have appealed.

     Action Challenging Use of Vehicle Fuel Tax Revenue. In Shaw et al. v. Chiang et al., the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that certain sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs.

     Tax Refund Cases. Six cases have been filed challenging the Franchise Tax Board's ("FTB") treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. These cases are: General Motors Corp. v. Franchise Tax Board, Microsoft Corporation v. Franchise Tax Board, The Limited Stores, Inc. and Affiliates v. Franchise Tax Board, Toys "R" Us, Inc. v. Franchise Tax Board, Montgomery Ward LLC v. Franchise Tax Board and Colgate Palmolive v. Franchise Tax Board. The State Supreme Court granted review in General Motors, Microsoft, The Limited and Toys "R" Us. On August 17, 2006, the California Supreme Court filed its decisions in Microsoft and General Motors. In the former case, the Court affirmed the judgment in favor of the FTB, upholding the Board's use of an alternative apportionment method that excluded returned principal from the calculation. In the latter case, the Court affirmed the appellate court's decision in favor of the FTB on the research credit issue and affirmed in substantial part the lower courts' decisions on the apportionment issue. The Court remanded the case for a determination whether the inclusion of returned principal in the income apportionment calculation was distortive of the taxpayer's business activities in California, as the Court had held in Microsoft. The General Motors case is currently pending in the trial court.

     In The Limited case, on June 8, 2007, the appellate court affirmed the judgment in favor of the FTB. The Toys "R" Us case is pending in appellate court and the Montgomery Ward and Colgate-Palmolive are pending in trial courts. Until further guidance is provided by the courts, it is not possible to determine the extent of any fiscal impact on State revenues.

     Three pending cases challenge the imposition of limited liability company fees by the FTB. In Northwest Energetic Services, LLC v. Franchise Tax Board, plaintiffs seek a refund of fees, interest and penalties from 1997-2001; in Ventas Finance I, LLC v. Franchise Tax Board, plaintiffs seek a similar refund for 2001-2003; and Bakersfield Mall LLC v. Franchise Tax Board, which was filed as a class action on April 25, 2007. If it proceeds as a class action, the claimed refunds would be significant. In both cases, the plaintiffs allege the State statute permitting the fees is unconstitutional and that the FTB's exercise of authority under the statute is an improper exercise of the State's police powers. A final decision in favor of the plaintiffs applied to all similarly situated taxpayers could result in a loss of annual revenue in excess of $400 million and potential refunds exceeding $1.12 billion. In both Northwest and Ventas, the trial court entered a judgment in favor of the plaintiffs, and the FTB has filed an appeal.

Four pending cases challenge the constitutionality of the State's tax amnesty program.

General Electric Company & Subsidiaries v. Franchise Tax Board, Garcia v. Franchise Tax Board, Hargis v. Franchise Tax Board, and Duffield v. Franchise Tax Board. The plaintiffs allege that the penalty under the State's tax amnesty program's amnesty penalty is unconstitutional. The statute imposed a new penalty equal to 50% of accrued interest from February 1, 2005, to March 31, 2005 on unpaid tax liabilities for taxable years for which amnesty could have been requested. In General Electric, no penalty has been assessed because the plaintiffs' final tax liability for those years has not been determined. General Electric is asking for an affirmation that the penalty should not apply to tax liabilities that become final after that period and that were paid within the statutory payment period, or alternatively, that the penalty is unconstitutional because it violates the plaintiff's due process rights. The trial court dismissed the complaint and after filing an appeal, on July 13, 2007, General Electric dismissed the appeal. The other three cases are pending in the trial court. In Garcia, the trial court eliminated plaintiff's claim challenging the constitutionality of the tax amnesty penalty. An appeal is possible after trial of the remaining tax refund issue. The fiscal impact of these cases is currently unknown and depends on court decisions, but is estimated to be over $300 million.

     In Bratton v. Franchise Tax Board, the plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $4 million, but an adverse ruling in this matter, applied to other similarly situated plaintiffs, could have a more significant fiscal impact.

     Nortel v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

     In Abbott Laboratories v. Franchise Tax Board, the plaintiff is challenging the denial of a deduction for dividends under the State's Revenue and Taxation Code. An adverse ruling in this matter, applied in the context of other statutes, could have a significant revenue impact. The trial court dismissed the complaint; plaintiff may appeal.

     In Dicon Fiberoptics, Inc. v. Franchise Tax Board, plaintiff seeks a tax refund, challenging the FTB's authority to require plaintiff to provide substantiation that its employees met the statutory requirements allowing it to receive certain tax credits. At this time it is unknown what the fiscal impact would be of an adverse ruling if applied to similarly situated taxpayers.

     Environmental Cleanup and Energy-Related Matters. In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending. ARCO has filed several State law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State), but litigation on these claims have been tolled by agreement of the parties until January 1, 2008. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     In Carla Clark, et. Al. v. City of Santa Rosa, et. al, 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of The Safe Drinking Water and Toxic Enforcement Act of 1986. Plaintiffs allege property damage and a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs allege monetary damages in excess of $400 million. The jury trial in this case recently ended in a mistrial, and the court reconsidered and granted the State's motion for summary judgment. Plaintiffs have appealed.

     In People v. ACN Energy, Inc., et al., participants in the California Power Exchange market claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison, referred to as "block forward contracts." The California Power Exchange, PG&E and all but one of the other market participants have dismissed their actions. The only remaining action is that of the Los Angeles Department of Water and Power ("LADWP"), which asserts damages in the amount of $110 million. The State disputes that LADWP was damaged in any amount.

     Escheated Property Claims. In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly; Trust Realty Partners v. Westly and Coppoletta v. Westley. The Trust Realty lawsuit focuses on the State's elimination of interest payments on unclaimed property claims, and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The trial court in Morris has granted the State's summary judgment motion for summary judgment; plaintiff has appealed. The Trust Realty Partners case is not a class action suit, but in addition to seeking general and special damages, the plaintiff seeks a common fund recovery and an injunction restraining the State from engaging in the acts alleged in the complaint. In May 2006, the trial court ordered the State to pay interest on certain pending claims. The Court of Appeal reversed this interim order and remanded the case to the trial court for reconsideration. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. In May 2006, the trial granted the State's motion for summary judgment in Coppoletta. On May 10, 2006, the plaintiffs filed Coppoletta v. Westly in U.S. District Court, and on September 15, 2006, the district court granted the State's motion to dismiss. Plaintiff has filed an appeal. If Morris ultimately prevails as a class action, or the injunctions sought in Trust Realty Partners are issued and upheld, in any case to require the Controller to pay interest on escheated property, costs to the State could be in excess of $500 million.

     In Taylor v. Chiang, plaintiff challenges the constitutional adequacy of the State's notice to owners of unclaimed property before the State takes possession of and sells such property. On June 1, 2007, the trial court issued a preliminary injunction prohibiting the State from taking possession of, selling or destroying property pursuant to the State's unclaimed property law until the State enacts, and the court approves, new notice provisions. A bill amending these notice procedures is pending in the Legislature. The preliminary injunction will prevent the transfer of unclaimed cash and other property to the General Fund. In Fiscal Year 2006-07, the State estimated net receipts from this source in the amount of $392 million.

     Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The trial court granted summary judgment in favor of the State and dismissed all damages claims, leaving only a taxpayer claim for injunctive relief. Plaintiffs have filed a motion for reconsideration, which is pending. If a court were to revive the damages claims and award damages pursuant to its statutory authority for every use of the body-imaging machine, damages could be as high as $3 billion.

     Gomez v. Saenz, et al. involves due process constitutional challenges to an individual being placed on the State's child abuse central index prior to the conclusion of a noticed hearing. Another case stated that prior to being placed on the index, a person is entitled to a hearing. However, the court did not decide what sort of hearing would suffice. This is the subject at issue with the current trial court in Gomez. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining in the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

     The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the FTB involving a claimed change of residence from California to Nevada. Plaintiff filed a tort action in Nevada alleging invasion of privacy and interference with his business relationships arising from the FTB's audit. A Nevada jury trial was scheduled, but the trial judge ordered a stay of the trial pending the Nevada Supreme Court's consideration on a writ filed by Hyatt asking for review of the trial court's ruling that Hyatt had not established a causal relation between the FTB's audit and the loss of his licensing business with Japanese companies. The economic damages claim exceeds $500 million. This matter is pending in the trial court. The State is vigorously contesting this matter.

     Action Seeking A Cost of Living Adjustment for CalWORKs Recipients. In Juana Raquel Guillen, et. al. v. Schwarzenegger, et. al., the trial court determined that the Governor's reduction of the VLF in 2003 constituted an "increase in tax relief," thus statutorily triggering an upward cost of living adjustment for CalWORKs recipients. The petitioners seek a cost of living adjustment, beginning with Fiscal Year 2003-04. On February 16, 2007, the appellate court reversed the trial court's judgment against the State; the California Supreme Court denied the petitioner's petition for review on June 13, 2007.

     Actions Seeking Program Modifications. In the following case, plaintiffs seek a court order or judgment that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in this case could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In Capitol People First v. Department of Developmental Services, a consortium of State and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services ("DHS") The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services. Some rough estimates suggest the financial impact of a judgment against the State could be as high as $1 billion per year in programming costs going forward. The State is vigorously defending this action.

     Actions to Increase Amount of State Aid for Foster or Adopted Developmentally Disabled Dependent Children. Ten pending class action lawsuits challenge the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled by a regional center. These cases have been coordinated Butler v. Department of Social Services. Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model (ARM) rate but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The State is vigorously litigating this issue.

     In Katie A., et al. v. Bonta, et al., a class action against DHS, Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services under the Early and Periodic Screening, Diagnosis and Treatment program for mentally disordered children in foster care, alleging that these services are required. Recently, the Federal district court issued a preliminary judgment against the State and ordered it to provide certain of the requested services to class members within 120 days. The court also ordered the plaintiffs and defendants to meet and come up with a plan to implement the court's finding. An appeal of the preliminary injunction was filed, and on March 23, 2007, the appellate court reversed the decision of the district court and remanded the matter for further proceedings. The financial impact on the State is currently unknown.

     Local Government Mandate Claims and Actions. Two lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain State-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. These lawsuits were consolidated in San Diego Superior Court (County of San Diego v. State of California, et al; and County of Orange v. State of California, et al). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through Fiscal Year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed State-mandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

     Following a trial, the court found the State liable for all costs claimed by the counties, and will require the State to make equal annual payments to the counties for the statutorily-prescribed 15-year term. Final judgment has been entered. The State defendants have appealed, and the counties have cross-appealed.

     Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases. A decision in either of these cases that is unfavorable to the State could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

     In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), a Federally recognized Indian Tribe, alleges primarily, in part, that a compact entered into between the Rincon Band and the State in 1999 is part of a Statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The trial court denied plaintiff's motion for injunctive relief and dismissed the complaint on procedural grounds. The court granted plaintiff's request for reconsideration in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The State filed a motion for certification and entry of a separate judgment with respect to the four claims that the court ordered dismissed including the impairment of compact claim. The court then granted the State's motion and entered final judgment. In June 2006, the Rincon Band appealed the total number of gaming device licenses authorized under the 1999 Compacts, but abandoned its appeal of the claims for relief challenging the validity of the Amended Compacts. In July 2006, the State filed its response along with an amicus brief prepared by the five tribes that are parties to the Amended Compacts. On August 14, 2006, the Rincon Band filed its reply brief.

     Hollywood Park Land Co., et al. v. Golden State Transportation, et. al. is a reverse validation action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. The substance of the case is identical to California Commerce Casino. Plaintiffs allege that the tribal gaming bonds would be invalid because they allege the Legislature improperly ratified the tribal compact amendments. They also allege the compacts unconstitutionally contract away the State's police power and that the bonds would violate Proposition 58. Plaintiffs have also sought injunctive relief.

     In addition, the Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and written response contesting the validity of the bonds and the bond contracts.

Additionally, they seek to have the tribal-state exclusivity provisions of the Amended Compacts declared invalid and void and a declaration that the relevant statutory provisions are unconstitutional. On August 30, 2007, the trial court granted judgment in favor of the defendants; plaintiffs may appeal.

     San Pasqual Bank of Mission Indians v. State of California, et al. declares that the slot machine licenses that the five Indian Tribes to the Amended Compacts were obliged to keep running as a stipulation of being allowed access to additional slot machines are available for issuance through the license draw process provided for in the 1999 compacts. The complaint requires that the licenses of the Five Tribes be made available to other tribes. If granted, this order would state that the Five Tribes' authority to continue to operate the machines currently covered by the licenses is uncertain under the Amended Compacts, which do not consider the possibility of the Five Tribes losing their licenses to operate the machines. The loss of their licenses would therefore present questions about the monetary obligations of the Five Tribes. In March 2007, the district court granted the State's motion to dismiss the complaint, and the plaintiff has appealed.

     Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system is approximately $2 billion. The system is operated by the California Department of Corrections and Rehabilitation, and affects approximately 33 prisons throughout the state. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger is a class action regarding all prison medical care in the State; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care. The result of these three cases has been the appointment and coordinated efforts of a Receiver, a Special Master and Court representatives, respectively, to help operate the various divisions of prison health care. At this time, it is unknown what financial impact this litigation will have on the State's General Fund.

     Actions Seeking Medi-Cal Reimbursements. Two cases, each entitled California Association of Health Facilities ("CAHF") v. Department of Health Services ("DHS"), have been consolidated at the appellate level. CAHF, which represents various nursing and care facilities, filed the two separate cases alleging that Medi-Cal reimbursement rates paid by DHS to providers in Fiscal Years 2001-02 and 2002-03 were too low. The trial court sustained DHS' demurrers in both cases. On December 26, 2006, the Court of Appeal reversed and remanded the case to the trial court for further proceedings. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

     Action Challenging Quality Assurance Fee. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of Federal Medicaid law, the Federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State's receipt of Federal funds. At this time it is unknown what fiscal impact this matter would have upon the General Fund.

RISK FACTORS—INVESTING IN MASSACHUSETTS MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

General Information

     Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2006, the population density of Massachusetts was 821.1 persons per square mile, as compared to 84.6 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas (99.6%) . The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2006 population of 590,763.

     Since 1929, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4% . From 2000 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. From 2004 through 2006, income in the Commonwealth grew faster than in the nation, and for the last fourteen years, only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

     From 1997 to 2006, gross state product ("GSP") in Massachusetts, New England and the nation has grown approximately 52.2%, 51.9% and 59.6%, respectively. The Massachusetts economy is the largest in New England, contributing approximately 47.2% to New England's total GSP and the thirteenth largest in the nation, contributing 2.6% to the nation's total GSP. Massachusetts had the third highest GSP per capita ($46,721) in 2006.

     The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services) contributed 47.2% of the Commonwealth's GSP in 2006. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment. After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts declined only

0.1% in 2004, and increased 0.5% in 2005. The average level for 2006 was 1% above that of 2005, but the Commonwealth still had 84,000 (2.5%) fewer jobs than in the peak year of 2001. The comparable growth rate for the nation was 1.8% . In the first five months of 2007, the estimates have continued to be approximately 1% above the comparable 2006 figures. If this trend continues through all of 2007, the average for the year will equal its 2001 peak.

     In 2004, manufacturing employment declined 3.5% from the year before; a significantly smaller decline than the annual declines in the previous three years and very close to the long-term average rate of decline since 1990 (3% per year). The estimate for manufacturing for 2005 was only 2.4% below the 2004 level, which was better than the long-term average rate of decline since 1990. The average for 2006 was 2.1% below the comparable 2005 level. The estimates for the first five months of 2007 are even more encouraging, averaging only 1% below the comparable 2006 figures.

     The unemployment rate in Massachusetts rose significantly above the national average due to the economic recession of the early 1990s. However, from 1995 through the end of 2005 the unemployment rate in Massachusetts was consistently below that of the United States. Since January 2006, the Commonwealth's rate has been at or above the national rate and the differences between the two have generally been increasing, reaching a peak in February 2007. The unemployment rate in Massachusetts increased from 4.8% to 5.1% between January 2006 and January 2007, while the U.S. unemployment rate dropped from 4.7% to 4.6% over that same period.

Commonwealth Finances

     Cash Flow. Fiscal Year 2006 ended with a non-segregated cash balance of $1.619 billion and a segregated bond balance of $222.2 million. On May 31, 2007, the Commonwealth released the revised projected cash flow forecast for Fiscal Year 2007. This forecast was based on the (i) Fiscal Year 2007 budget and (ii) State's revised Fiscal Year 2007 tax estimate of $19.3 billion. The gross tax figure includes $1.335 billion dedicated to the Commonwealth's Fiscal Year 2007 pension obligation, $733 million in sales tax revenues dedicated to the Massachusetts Bay Transportation Authority (the "MBTA") and $557.3 million in sales tax revenues dedicated to the Massachusetts School Building Authority (the "MSBA"). This forecast also included an inflow of $239.5 million on April 15, 2007 pursuant to the tobacco master settlement agreement.

     Fiscal Year 2007 opened with a starting balance of $2.072 billion of cash and was projected to have a June 30, 2007 ending balance of $1.274 billion. These figures did not include balances in the Commonwealth's Stabilization Fund or certain other off-budget reserve funds, but did include monies sequestered to pay for capital projects starting and ending balances totaling $222.2 million and $92.7 million, respectively. Excluding these sequestered capital funds, the Commonwealth's operating cash balance opened the year at $1.85 billion, and was projected to end the year at $1.182 billion, a $668 million decrease.

     The Commonwealth's cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began Fiscal Year 2007 with $25.1 million of commercial paper outstanding in the form of Bond Anticipation Notes

("BANs"), which are no longer outstanding. The Commonwealth's cash position reflects a typical cycle of tightening in the second and third quarters of the fiscal year. The Commonwealth borrowed $300 million in November 2006 and an additional $600 million in December 2006 to make the second-quarter local aid payment. In January 2007, $200 million of revenue anticipation notes ("RANs") were repaid, leaving $700 million of RANs and $25.1 million of BANs outstanding. In March 2007, $400 million of BANs were issued as 90-day notes, which matured in May, 2007 and were retired at that time. All BANs and RANs were retired by June 30, 2007. The Commonwealth currently has no commercial paper outstanding.

     The cash flow projection included an estimated $1.6 billion in long-term borrowing for capital projects in Fiscal Year 2007, including a $500.1 million general obligation bond issue completed in August 2006. The Commonwealth had additional general obligation bond issuances of $372.6 million in November 2006 and $731.3 million in May 2007.

     Fiscal Year 2005 Summary. The Commonwealth ended Fiscal Year 2005 with a surplus of $1.218 billion, and the Governor directed $691 million of that surplus be transferred to the Stabilization Fund. The total transfer to the Stabilization Fund at the end of Fiscal Year 2005 was $913.0 million. The Governor also directed that the remainder of the surplus, $304.8 million, be transferred to a Transitional Escrow Fund, subject to appropriation, for Fiscal Year 2006 expenditures.

     The Commonwealth reported a year-end balance in the Stabilization Fund of $1.728 billion. The Transitional Escrow Fund was established and credited with $304.8 million of surplus Fiscal Year 2005 funds. Fiscal Year 2005 closed with an additional reserved fund balance of $355.6 million and an undesignated fund balance of $98.4 million. The total fund balance in the budgeted operating funds was $2.487 billion. The Transitional Escrow Fund was scheduled to expire on June 30, 2006, at which time any remaining balance was to be transferred to the Stabilization Fund.

     Fiscal Year 2005 Appropriations. Appropriations for Fiscal Year 2005 totaled $23.188 billion. The Fiscal Year 2005 budget provided for $22.494 billion in spending. Appropriations totaling $368.1 million in Fiscal Year 2004 were authorized as continuing prior appropriations, which allowed for these funds to be spent in Fiscal Year 2005. Supplemental appropriations for Fiscal Year 2005 totaled $326 million. The Commonwealth also had significant "off-budget" expenditures in dedicated sales taxes transferred to the MBTA and MSBA, which were projected to be $704.8 million and $395.7 million, respectively, and $415.6 million off-budget expenditures in the Medicaid program.

     In March, May and August 2005, the Governor filed legislation for supplemental appropriations totaling $74.5 million, $40.3 million and $29.8 million, respectively. In addition, the legislation also called for $38 million in appropriations to be continued forward into Fiscal Year 2006 to support expenditures originally recommended in the Governor's budget recommendation. Additionally, on July 22, 2005 the Governor filed a $513.7 million capital supplemental appropriation. This legislation funded an off-budget Capital Investment Fund to support $413.7 million in capital projects throughout the University of Massachusetts system and other state and community colleges for new science centers and for needed infrastructure restoration. The legislation also provided $100 million to cities and towns for local road and bridge repairs.

     On September 6, 2005, the Governor filed and signed a $25 million supplemental appropriation to fund the relief effort for victims of Hurricane Katrina. On September 30, 2005, the Governor signed supplemental legislation, which included $88.6 million in additional appropriations, including $71.8 million to fund collective bargaining agreements for Fiscal Year 2005 and Fiscal Year 2006, $6.3 million to cover workers' compensation and utility costs at the Department of Correction, and $10.5 million for a variety of other programs and services. These appropriations were authorized for expenditure through Fiscal Year 2006. In addition, $37.5 million in previous appropriations were extended through Fiscal Year 2006.

     During Fiscal Year 2005, legislation authorizing capital spending authorizations also was approved. On February 1, 2005, the Governor filed legislation authorizing the Commonwealth to issue up to $261 million in general obligation bonds to expand facilities at Hanscom and Natick. On March 3, 2005 the Governor filed legislation authorizing a total of $300 million in general obligation bonds to support job creation programs. On May 5, 2005, the Governor filed legislation authorizing the Commonwealth to issue up to $950.2 million in general obligation bonds. On July 28, 2005 the Governor signed legislation authorizing $100 million in general obligation bonds for the Affordable Housing Trust Fund and $100 million in general obligation bonds for the Housing Stabilization Fund.

     Fiscal Year 2006 Summary. The Commonwealth ended Fiscal Year 2006 with a surplus of $261 million, which was deposited into the Stabilization Fund. For Fiscal Year 2006, the Commonwealth reported a year-end balance in the Stabilization Fund of $2.155 billion, which reflects the aforementioned deposits as well as $72.3 million of investment earnings and additional taxes deposited into the fund. The fiscal year closed with additional reserved fund balances of $947.2 million and undesignated fund balances of $106.2 million. The total fund balance in the budgeted operating funds was $3.208 billion.

     On June 29, 2005, the Governor signed the Fiscal Year 2006 budget, which included $23.81 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed. The legislature subsequently overrode $108.9 million of the Governor's vetoes, which brought the total value of the Fiscal Year 2006 budget to $23.915 billion. The Fiscal Year 2006 budget (including overrides) budgeted $6.995 billion for Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt service and $11.275 billion for all other programs and services.

     For the Fiscal Year 2006 budget, the Fiscal Year 2006 tax revenue estimate was $17.5 billion, 2.4% more than Fiscal Year 2005 receipts. The Fiscal Year 2006 budget provided for $23.977 billion of appropriations. In addition, the Commonwealth had significant "off-budget" expenditures in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $712.6 million and $488.7 million, respectively, and $332.5 million of off-budget expenditures in the Medicaid program. On October 26, 2005, the State increased the tax revenue estimate for Fiscal Year 2006 by $509 million, to $17.957 billion. On January 17, 2006, the State further increased the tax revenue estimate by $201 million, to $18.158 billion.

     Fiscal Year 2006 Appropriations. On June 24, 2006, the Governor signed legislation including a supplemental appropriations act for Fiscal Year 2006 and an Economic Stimulus Act, which ultimately resulted in $887.3 million in appropriations and General Fund transfers. The

Economic Stimulus Act included $160.5 million in additional appropriations and $99 million in transfers from the General Fund. The Economic Stimulus Act also included tax provisions that are estimated to reduce Fiscal 2007 tax revenue collections by approximately $23 million and, when fully implemented, by $40 million to $45 million annually. In July and October, 2006, supplemental appropriations totaling approximately $200 million and $87.5 million, respectively, were agreed to by the Governor and Legislature.

     Fiscal Year 2007 Summary. On January 25, 2006, the Governor filed his Fiscal Year 2007 budget proposal, which totaled $25.187 billion, including $7.101 billion in Medicaid, $4.047 billion in K-12 education, $2.064 billion for debt service and contact assistance, $1.355 billion in non-education local aid, and $10.620 for all other programs and services. The Governor's budget includes a phased decrease in the personal income tax from 5.3% to 5.15% on January 1, 2008. This tax cut reduces projected tax revenue for Fiscal Year 2007 by $132 million. The Governor's budget also included an increase of 17.1% in non-education local aid by directing that all net proceeds from the state lottery be distributed to the Commonwealth's cities and towns, as had been done prior to Fiscal Year 2003. The budget also included an increase of 3.4% in Medicaid relative to the Fiscal Year 2006 budget.

     On April 10, 2006 the Legislature presented its budget for Fiscal Year 2007, which included spending of $25.271 billion. It also included a $200 million reserve to fund healthcare reform efforts in the Commonwealth consistent with the Governor's proposed budget. The Legislature also proposed the transfer of $275 million from the Stabilization Fund to the General Fund to fund a portion of Fiscal Year 2007 expenditures. The budget did not include a reduction in the personal income tax.

     On July 8, 2006, the Governor signed the Fiscal Year 2007 budget, which included $25.249 billion in spending, reflecting $458.6 million in line item reductions, and $118 million in reductions to transfers from the General Fund. The Legislature has subsequently overridden $427 million of the Governor's line item vetoes, bringing the Fiscal Year 2007 budget appropriations to $25.676 billion. The Legislature also overrode all of the vetoes of transfers from the General Fund.

     Fiscal Year 2007 Appropriations. Appropriations for Fiscal Year 2007 totaled $25.704 billion. The Fiscal Year 2007 budget provided for $25.676 billion in spending. Additionally, appropriations totaling $919.4 million in Fiscal Year 2006 were authorized to be spent in Fiscal Year 2007. In addition to this spending, the Commonwealth has significant "off-budget" expenditures dedicated to the MBTA and MSBA projected to total $734 million and $557.4 million, respectively, and $288.5 million of off-budget expenditures in the Medicaid program.

     The Fiscal Year 2007 budget assumed total net transfers from the Lottery of $1.105 billion, including the $920 million aggregate distribution to cities and towns. The State Lottery Commission estimated that actual Fiscal Year 2007 lottery revenues were $984 million, $54 million less than original projections and $121 million less than the amount assumed in the Fiscal Year 2007 budget. There is no provision in current law for dealing with this shortfall in net lottery revenues in Fiscal Year 2007, which was expected to result in the State Lottery Fund ending Fiscal Year 2007 in a deficit position.

     On May 17, 2007 the Governor approved $88.4 million in supplemental appropriations to fund a variety of administration initiatives. On June 29, 2007 the Governor filed supplemental appropriations totaling $131.9 million. This legislation proposed to provide funding of $35.2 million for the state's Medicaid program, $22.3 million for public counsel services, $15.9 for collective bargaining costs, $8.7 million to support the underground storage tank cleanup program, $5.2 million for various legal settlements, $5 million for local housing authorities, $4.6 million for a variety of education initiatives and $35 million for other programs and services. The legislation also proposes to transfer $40 million from the General Fund to a new Debt Defeasance Trust Fund to retire high-interest debt for the Commonwealth. The legislation proposes to make $56.9 million of the filed appropriation requests available for expenditure through Fiscal Year 2008. The legislation also proposes to make $63.6 million of previously authorized Fiscal Year 2007 appropriations available for expenditure through Fiscal Year 2008. The Governor's proposed legislation is currently being considered by the Legislature.

     For Fiscal Year 2007, the Commonwealth estimated a year-end balance in the Stabilization Fund of $2.373 billion. Fiscal Year 2007 spending projections assumed $215.6 million in reversion of unspent moneys to the General Fund.

     Fiscal Year 2008 Summary. The Legislature approved the Fiscal Year 2008 budget on July 2, 2007, and it was approved by the Governor on July 12, 2007. The Governor vetoed $40.7 million of appropriations. The Fiscal Year 2008 budget appropriates $26.771 billion, including $8.220 billion for Medicaid, $4.301 billion for education, $2.072 billion for debt service and contract assistance and $12.788 billion for all other programs and services. The Fiscal Year 2008 budget increases education funding to cities and towns by $220 million to $3.726 billion. The Fiscal Year 2008 budget also increases the distribution of lottery revenues to cities and towns to $935 million, an increase of $15 million over the Fiscal Year 2007 level. Overall, local aid to cities and towns increases by 5.8% in the Fiscal Year 2008 budget.

     The Fiscal Year 2008 budget also directs the disposition of the projected Fiscal Year 2007 budget surplus. The Fiscal Year 2008 budget creates a Bay State Competitiveness Investment Fund and directs a portion of the Fiscal Year 2007 budget surplus to the fund (currently projected by the Executive Office for Administration and Finance ("EOAF") to be $15 million) after statutorily required amounts are deposited in the Stabilization Fund and designated to be carried forward into the subsequent fiscal year. Amounts in the Bay State Competitiveness Investment Fund are subject to appropriation. For the purposes of the financial projections in this Supplement, the entire balance of the Fund is assumed to be spent in Fiscal Year 2008.

     The Fiscal Year 2008 budget relies on several one-time revenue sources, including a $240 million transfer from the Stabilization Fund to the General Fund, a transfer of not more than $75 million from the Stabilization Fund to the General Fund representing Fiscal Year 2008 investment earnings in the Stabilization Fund and the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of Fiscal Year 2007 tax revenues (approximately $100 million). The Fiscal Year 2008 proposed to transfer $150 million from the Health Care Security Trust to the General Fund to support Fiscal Year 2008 spending. The Governor has proposed to amend the budget to decrease the size of the Healthcare Security Trust Fund transfer to $111.5 million, the amount which would be required based upon his vetoes. This proposed amendment requires legislative approval to become effective. The Legislature may override the Governor's vetoes by a two-thirds vote of each chamber.

     The Fiscal Year 2008 budget assumes an increase in lottery distributions of $15 million over the estimated Fiscal Year 2007 levels. To the extent that Fiscal Year 2007 lottery revenues fall short of current estimates, this shortfall could affect Fiscal Year 2008 projections as well. The EOAF is currently working with all state agencies to review Fiscal Year 2008 revenue and spending levels, which is scheduled to be completed in November 2007.

     Settlement with the Conservation Law Foundation. The Commonwealth recently reached a settlement agreement with the Conservation Law Foundation with regard to a lawsuit asserting that the Commonwealth failed to complete several public transit projects that were proposed to offset the supposed environmental impacts of the CA/T Project. The four main components of the agreement are preliminarily estimated to cost $743.5 million.

Commonwealth Revenues

     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds. In Fiscal Year 2005, on a statutory basis approximately 65.6% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 19.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.

     Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which was projected to account for approximately 55.9% of total tax revenues in Fiscal Year 2006, the sales and use tax, which was projected to account for approximately 22.4% of total tax revenues in Fiscal Year 2006, and the corporations and other business and excise taxes, which were projected to account for approximately 12.2% of total tax revenues in Fiscal Year 2006. Other tax and excise sources were projected to account for the remaining 9.5% of Fiscal Year 2006 tax revenues.

     During Fiscal Years 2001-2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During Fiscal Year 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated to have been a reduction of approximately $790 million of Fiscal Year 2001 revenues and $700 million of Fiscal Year 2002 revenues. In Fiscal Year 2003, tax law changes were estimated to have increased revenue collection by a net amount of approximately $1.005 billion. The Department of Revenue (the "DOR") estimated that in Fiscal Year 2004, the impact of tax law and administrative changes reduced tax collections by approximately $110 million compared to Fiscal Year 2003. The DOR further estimated that such changes increased tax collections by approximately $31 million in Fiscal Year 2005, reduced tax collections by approximately $282 million in Fiscal Year 2006, and will increase tax collections by approximately $64 million in Fiscal Year 2007.

     Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3% . Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

     Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

     Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the Fiscal Year 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In Fiscal Year 2005, the amount of such sales tax receipts was $704.8 million. Such amount was projected to be $712.6 million in Fiscal Year 2006.

     Beginning July 1, 2004, a portion of the Commonwealth's sales tax receipts, totaling $395.7 million in Fiscal Year 2005, $488.7 million in Fiscal Year 2006 and specified percentages in subsequent fiscal years, increasing in Fiscal Year 2010 and thereafter to one cent of the sales tax, subject to certain exclusions and minimums, is dedicated to the MSBA.

     Legislation enacted over the last three years closed several channels by which to escape sales tax payments. These included changes to the taxation of promotional advertising materials, goods delivered through "drop shipments," items produced outside of Massachusetts but sold in the state and the taxation of downloaded software that is pre-written. The DOR estimated that these changes created additional tax collections of $20-23 million in Fiscal Year 2005, $34-48 million in Fiscal Year 2006 and $71-81 million annually thereafter.

     Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5% . The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

     Legislation enacted in March 2003 and November 2005 closed some loopholes in the corporate tax structure. The DOR estimated that these changes increased revenues by approximately $144 million in Fiscal Year 2004, and by $170 million in Fiscal Year 2005, and that the changes would increase revenues by $196 million in Fiscal Year 2006 and $198 million each year thereafter.

     Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5% . Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust ("REIT") distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. The DOR estimated that this change resulted in additional tax revenues of approximately $160-180 million in Fiscal Year 2003. The DOR estimated that the REIT change resulted in a revenue increase of $40-60 million in each of Fiscal Years 2004 and 2005, and was estimated to yield approximately the same amount in Fiscal Year 2006 and thereafter.

     Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28% . Domestic companies also pay a 1% tax on gross investment income.

     Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The DOR estimated that this change resulted in additional revenue of approximately $185 million in Fiscal Year 2003, $155 million to $160 million in Fiscal Year 2004 and $155 million in Fiscal Year 2005 and thereafter.

     Federal and Other Non-Tax Revenues. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the Federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.

     For the Commonwealth's budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $931.6 million, $941.3 million, $947.1 million $974.6 million, and $1.014 billion in Fiscal Years 2001-2005, respectively, and which were expected to account for $1.053 billion in Fiscal Year 2006.

     On November 21, 2003, the Governor signed into law legislation establishing the FMAP Escrow Fund. All revenue received from the Federal Jobs Growth Reconciliation Action of 2003 in Fiscal Years 2004 and 2005, unless otherwise earmarked for a specific purpose, was deposited into the FMAP Escrow Fund. The Commonwealth received $57.7 million in Fiscal Year 2003, which was deposited into the General Fund. In Fiscal Year 2004, after the transfer of $55 million to the Uncompensated Care Trust, a total of $402.7 million was deposited into the FMAP Escrow Fund. Thereafter in Fiscal Year 2004, $33.6 million was transferred from the FMAP Escrow Fund to the Economic Stimulus Fund to fund an assortment of economic development programs. The Fiscal Year 2005 budget reserved $270 million on the remaining money in the FMAP Escrow Fund for current year expenditures. The $99.1 million balance was transferred to the Stabilization Fund as part of the consolidated net surplus.

     Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry (the "MSA"). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% . The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due on April 17, 2006. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. If full payment is not collected by the end of Fiscal Years 2006 and 2007, the reduction of the Commonwealth's projected non-tax revenues caused by such non-payment would have been approximately $26.6 million and $42.9 million, respectively.

     The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

     During Fiscal Year 2000, the legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For Fiscal Year 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the MSA. The Fiscal Year 2002 budget changed this formula to 50% of amounts received in the settlement for Fiscal Year 2002, 2003 and 2004. Beginning with Fiscal Year 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. As of June 30, 2005, the fund had a balance of $443.6 million. The fund's trustees reported a GAAP total asset position of $526.7 million as of June 30, 2005, exclusive liabilities of $79.6 million, of which $452.3 million will be payable to the General Fund of the Commonwealth in Fiscal Years 2006 and 2007.

Tax Revenues—Fiscal Years 2005-2008.

     Fiscal Year 2005. Tax revenue collections for Fiscal Year 2005 totaled $17.1 billion, an increase of $1.135 billion (7.1%) over Fiscal Year 2004. This increase is attributable in large part to an increase of approximately $305.6 million or 4.1% in withholding collections, an increase of approximately $303.9 million or 22% in income tax estimated payments, an increase of approximately $270.4 million or 23.1% in income tax payments with returns and bills and an increase of approximately $137.2 million or 3.7% in sales and use tax collections.

     Fiscal Year 2006. Tax revenue collections for Fiscal Year 2006 totaled $18.487 billion, an increase of $1.4 billion (8.2%) over Fiscal Year 2005. This increase is attributable in large part to an increase of approximately $448.4 million (5.8%) in withholding collections, an increase of approximately $252.6 million (15%) in income tax estimated payments, an increase of approximately $249.6 million (17.3%) in income tax payments with returns and bills, an increase of approximately $117.9 million (3%) in sales and use tax collections and an increase of approximately $550.2 million (32.3%) in corporate and business collections, which are partially offset by changes in other revenues. The Fiscal 2006 collections exceeded previous Fiscal 2006 tax revenue estimates and the DOR estimates that up to $39 million of this $71 million in unclaimed deductions and credits will be shifted to Fiscal Year 2007.

     On November 22, 2005, the Governor enacted legislation that provides tax deductions for the purchase of home heating oil by certain taxpayers between November 1, 2005 and March 31, 2006, and tax credits for the purchase of energy-saving home improvements between December 1, 2005 and March 13, 2006. The DOR estimated that this legislation will reduce Fiscal Year 2006 tax collections by $93.9 million, and Fiscal Year 2007 tax collections by $27.6 million.

     On November 23, 2005, the Governor enacted legislation that provides tax credits and sales tax exemptions for companies engaged in the production of motion pictures in the Commonwealth. The DOR estimated that this legislation will reduce Fiscal Year 2006 tax collections by $27.4 million and Fiscal Year 2007 tax collections by $46.6 million.

     On December 8, 2005, the Governor enacted legislation that reinstated the lower capital gains tax rates that initially existed during the period ended April 30, 2002, of the 2002 tax year and provided that such rates shall be applicable to the entire 2002 tax year. The DOR estimated that total revenue reduction resulting from this legislation will be approximately $225 million to $275 million over the next four fiscal years, with estimated revenue reductions of $75.5 million in Fiscal Year 2006, and $60.5 million in each of Fiscal Years 2007-09. This legislation also linked the personal income tax sections of the Massachusetts tax code to the Federal tax code, as well as closing certain so-called tax loopholes. The DOR estimated tax revenue reductions of approximately $32 in Fiscal Year 2006 and $17 million in Fiscal Year 2007.

     Fiscal Year 2007. Tax revenue collections for Fiscal Year 2007 were estimated at $19.736 billion, an increase of $1.249 billion (6.8%) over Fiscal Year 2006. The increase is attributable in large part to an increase of approximately $500.5 million (6.2%) in withholding collections, an increase of approximately $161.5 million (8.3%) in income tax estimated payments, an increase of approximately $275.6 million (16.3%) in income tax payments with returns and bills, an increase of approximately $220.1 million (9.8%) in corporate and business collections, an increase of approximately $62.9 million (1.6%) in sales and use tax collections and an increase of $49.5 million (2.8%) in miscellaneous tax collections. The preliminary Fiscal Year 2007 collections exceeded Fiscal Year 2007 tax revenue estimates by $436.2 million.

     The Economic Stimulus Act included tax provisions that the DOR estimated will reduce Fiscal Year 2007 tax revenue collections by approximately $23 million and, when fully implemented, will decrease tax collections by $40 million to $45 million annually. On October

24, 2006, a revised tax revenue assessment for Fiscal Year 2007 was issued, revising the previous estimate upward by $202 million, to $19.132 billion. On the same day, an initial Fiscal Year 2008 tax revenue estimate of $19.705 billion was issued.

     Fiscal Year 2008. Tax revenues for the first month of Fiscal Year 2008, ended July 31, 2007, totaled $1.298 billion, an increase of $51.5 million (4.1%), over the same month in Fiscal Year 2007. This increase is attributable in large part to an increase of approximately $17.9 million (2.7%), in withholding collections and an increase of approximately $20 million (5.5%), in sales and use tax collections. Preliminary July 2007 tax collections were $5 million below the July 2007 benchmark estimate, which is based on the Fiscal Year 2008 consensus tax revenue estimate of $19.879 billion.

Commonwealth Expenditures

     Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds. In Fiscal Year 2005, approximately 18.2% of the Commonwealth's projected spending was allocated to direct Local Aid. In Fiscal Year 2006 approximately 18.6% of the Commonwealth's projected budgeted spending was estimated to be allocated to direct Local Aid.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For Fiscal Year 2005, $2.941 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.183 billion. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.

     The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives. In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties.

     During Fiscal Year 2003, the Governor reduced Local Aid in response to declining revenues. On January 30, 2003, the Administration announced $114.4 million in reductions to additional assistance and lottery distributions to cities and towns. In the Fiscal Year 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44 million reduction in lottery distributions. Final Fiscal Year 2004 appropriations allocated $75 million in one-time payments to be distributed in Fiscal Year 2005. The Commonwealth was able to avoid further cuts in Fiscal Year 2005 and restored much of the funding in Fiscal Year 2006. For fiscal 2005, aid for education was increased by $75 million, a 2.4% increase over Fiscal Year 2004, and school transportation aid increased by $13.2 million, a 50% increase over Fiscal Year 2004. The Fiscal Year 2006 Budget increased the distribution of lottery profits to cities and towns by $100 million, a 15.1% increase. Aid for education continued to increase, growing by over $105 million, a 3.3% increase over Fiscal Year 2005. Fiscal Year 2006 aid for school transportation costs grew by an additional $7 million, an increase of 17.7% .

     Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between Fiscal Year 1981 and Fiscal Year 2005, the aggregate property tax levy grew from $3.347 billion to $9.483 billion, a compound annual growth rate of 4.4% . Many communities have responded to the limitation imposed by Proposition 2½ through statutorily permitted overrides and exclusions.

     Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services (the "EOHHS"), receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in Fiscal Year 1999, payments for some children's benefits are 65% Federally reimbursable under the State Children's Health Insurance Program.

     Over a quarter of the Commonwealth's budget is devoted to Medicaid. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2001-05 has grown by 8.3% on a compound annual basis. During the same period, Medicaid enrollment has increased by 1.2% on a compound annual basis. The State projects total Fiscal Year 2006 expenditures for Medicaid to be $7.230 billion, an increase of 13.0% over Fiscal Year 2005. Due to lower than anticipated spending in recent years, Medicaid accounts payable spending has grown from $142 million in Fiscal Year 2003 to $251.8 million in Fiscal Year 2004. EOHHS reduced the amount of spending to $110 million in Fiscal Year 2005. EOHHS expects no accounts payable spending in Fiscal Year 2006. Accordingly, the Governor's proposed budget for Fiscal Year 2007 budget covers the full year for Medicaid cash spending.

     Uncompensated Care Pool. The Uncompensated Care Pool (the "UCP") reimburses acute care hospitals and community care centers for eligible services provided to low-income uninsured and underinsured people. In Fiscal Year 2005, the UCP paid for an estimated 41,000 inpatient and 1.9 million outpatient visits for over 454,580 different individuals. Revenues into the UCP include state funds, hospital assessments and surcharge payer assessments. The Fiscal Year 2004 budget directed the Division of Medical Assistance to provide health care benefits to long-term unemployed adults and make expenditures through the UCP. Eligibility for those individuals under the MassHealth Basic program was cut in April 2003. The new Fiscal Year 2004 program began in October 2003 with an enrollment cap of 36,000 qualifying persons. The cap was increased to 44,000 in Fiscal Year 2005. The Fiscal Year 2006 Budget moved MassHealth Essential from an "off-budget" program to an "on-budget" program. Beginning in October 2005, an on-budget line-item was created to fund the October 2005 to June 2006 period.

In order to remain within the on-budget appropriation, MassHealth implemented an enrollment cap of 43,000 members, and a waitlist was created. Legislation reforming health insurance approved in April 2006 lifted the enrollment cap to 60,000.

     Health Insurance Legislation. Signed into law on April 12, 2006, this legislation is projected to provide health insurance coverage for 95% of the Commonwealth's uninsured by Fiscal Year 2009, reducing reliance on the UCP. On July 27, 2006, Centers for Medicare and Medicaid Services formally approved the incorporation of this health care reform law. This approval secures $385 million of formerly at risk Federal Medicaid revenue for each of Fiscal Years 2006-08. This legislation requires (i) all residents 18 years and older to obtain health care insurance by July 1, 2007; (ii) all businesses with eleven or more employees to offer health insurance to their full-time employees and make a "fair and reasonable contribution" or be assessed an annual fee of up to $295 per employee ($31.5 million of revenue is attributed to this provision beginning in Fiscal 2008); (iii) The Commonwealth Health Insurance Connector to increase accessibility to affordable, private health insurance coverage for individuals and small businesses and permitting payment of premiums on a pre-tax basis; (iv) The Commonwealth Care program to provide premium assistance to subsidize the purchase of private health insurance for individuals below specified income levels; and (v) businesses with eleven or more employees arrange for the purchase of health insurance by all employees, including part-time employees, on a pre-tax bases (no employer contribution is required).

     For Fiscal Year 2006 the legislation appropriated $60 million: $25 million to establish the Commonwealth Health Insurance Connector, $14.5 million to expand and restore prevention programs at the Department of Public Health, $10 million for a reserve to fund additional administrative costs of various agencies, $5 million for the Massachusetts Technology Park Corporation for a computerized physician order entry initiative and other healthcare related activities, and $5.5 million for additional program expenditures. These appropriations are available for expenditure through Fiscal Year 2007. In Fiscal Year 2007, the legislation would result in a total of $1.637 billion in new general fund spending. Net cost to the Commonwealth is projected to be approximately $265.5 million in Fiscal Year 2007, an increase of $267.7 million from Fiscal Year 2006. For Fiscal Years 2008 and 2009, the legislation provides an incremental $90 million in rate increases for hospitals and physicians in each year. Total premium assistance payments in Fiscal Year 2007 are projected to be $160 million.

     Prescription Advantage Program. A comprehensive senior pharmacy program administered by the Department of Elder Services began in April 2001. In its first full year of operation, spending for the program totaled approximately $81.5 million. Fiscal Year 2005 spending for the program was $99 million. Fiscal Year 2006 spending was projected at approximately $92 million.

     Public Assistance. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children ("TAFDC"), Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children ("EAEDC"), and the state supplement to Federal Supplemental Security Income ("SSI").

     TAFDC expenditures in Fiscal Year 2006 were $480.5 million, approximately 2.6% more than Fiscal Year 2005. Massachusetts is Federally required to provide child care to TAFDC recipients and those transitioning off TAFDC for up to one year. Childcare expenditures for Fiscal Year 2005 were $348.8 million, an increase of 3.0% from Fiscal Year 2004. Massachusetts provided approximately 22,360 slots for childcare for TAFDC recipients and those transitioning off TAFDC in Fiscal Year 2005. Childcare expenditures for Fiscal Year 2006 were projected to be $365.8 million, an increase of 4.9% from Fiscal Year 2005. Massachusetts's projects that it will provide approximately 22,200 child care slots to TAFDC recipients and those transitioning off TAFDC in Fiscal Year 2006. Massachusetts has met Federal requirements for childcare in the past three fiscal years.

     The Commonwealth began implementing welfare reform programs in November 1995, establishing TAFDC programs to encourage work as a means to self-sufficiency and to discourage reliance on long-term assistance. The TAFDC caseload declined steadily from Fiscal Year 1996 through Fiscal Year 2001, resulting in a 68% decrease through Fiscal Year 2001. However, the caseload began to grow again in Fiscal Year 2002, from a low point of 42,013 enrolled in July 2001 to a high point of 48,550 in February 2003. In addition, Massachusetts limits TAFDC recipients to two years of benefits within a five-year period.

     The EAEDC caseload declined steadily from Fiscal Year 1996 through Fiscal Year 2001, resulting in an 83.6% decrease through Fiscal Year 2001, but the caseload began to grow again in Fiscal Year 2002. The trend can be attributed to factors similar to those affecting the TAFDC caseload. For Fiscal Year 2003, caseload increased by an estimated 6.9% and expenditures increased by approximately 5.6% . For Fiscal Year 2004, caseload grew by 6.6% but expenditures declined by 1.2% . Fiscal Year 2005 caseload was up less than one percent while expenditures were flat. Fiscal Year 2006 expenditures for EAEDC were projected to be $66.5 million, down slightly from Fiscal Year 2005. Caseload was projected to drop 3.1% .

     SSI is a Federally administered and funded cash assistance program for individuals who are elderly, disabled or blind. SSI payments are funded entirely by the Federal government up to $530 per individual recipient per month and entirely by the state above that amount. The additional state supplement ranges from $39 to $454 per month per recipient. Fiscal Year 2006 expenditures for SSI were estimated to be $219.1 million, a 3.2% increase from Fiscal Year 2005.

     Other Health and Human Services. Other health and human services spending for Fiscal Year 2005 included expenditures for the Department of Mental Retardation ($1.067 billion), Department of Mental Health ($594.9 million), Department of Social Services ($697.6 million), Department of Public Health ($401.7 million) and other human service programs ($656.2 million).

     In Fiscal Year 2006, other health and human services spending was projected to include expenditures for the Department of Mental Retardation ($1.133 billion), Department of Mental Health ($632.9 million), Department of Social Services ($744.3 million), Department of Public Health ($483.5 million) and other human services programs ($857.4 million).

     Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2½. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

     The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation – 5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired after July 1, 1996. Legislation enacted in Fiscal Year 2000 mandates that active members of the teachers' retirement system and teachers of the State-Boston retirement system who opt for this alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate.

     Early Retirement Incentive Program. As a means of reducing payroll costs in Fiscal Year 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP"), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 and 2003 ERIP programs totaled approximately 4,600 and 3,048, respectively. The legislation authorizing each ERIP directed the Public Employee Retirement Administration Commission ("PERAC") to file a report on the additional actuarial liabilities due to each ERIP. In its report for the 2002 ERIP, PERAC stated that the program resulted in an increased actuarial liability of $312.2 million. In its report for the 2003 ERIP, PERAC stated that the program resulted in an increased actuarial liability of $224.8 million.

     On September 26, 2006, PERAC released its actuarial valuation of the total pension obligation dated January 1, 2006. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $14.488 billion, an increase of approximately $1.07 billion over the unfunded actuarial accrued liability as of January 1, 2005. The unfunded accrued actuarial liability as of January 1, 2006 was composed of unfunded actuarial accrued liabilities of approximately $3.769 billion for the State Employees' Retirement System, $9.104 billion for the State Teachers' Retirement System, $1.182 billion for Boston Teachers and $433 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2006 to be approximately $50.865 billion (comprised of $20.407 billion for Commonwealth employees, $27.788 billion for Commonwealth teachers, $2.237 billion for Boston Teachers and $433.0 million for cost-of-living increases). Total assets were valued at approximately $36.376 billion based on the five-year average valuation method, which equaled

93.2% of the January 1, 2006 total asset market value. The actuarial value of assets as of January 1, 2006 represented an increase of $1.438 billion from the valuation of assets as of January 1, 2005. The funded ratio decreased to 71.5% as of January 1, 2006 from 72.3% as of January 1, 2005. During 2005, there was an overall actuarial loss of approximately $541 million. There was a non-investment loss on actuarial liability of approximately $20 million and a loss on assets (on an actuarial value basis) of approximately $521 million.

     On December 7, 2006, PERAC provided preliminary estimates for the Fiscal Year 2008 revenue transfer required to fund the pension liability based on a new triennial schedule replacing the expiring schedule used for Fiscal Years 2005, 2006 and 2007. Based on the January 1, 2006 actuarial value of assets and liabilities, the Fiscal Year 2008 revenue transfer would be $1.599 billion. This would represent an increase of $264 million over the Fiscal Year 2007 transfer and of $200 million over the Fiscal Year 2008 transfer required by the existing schedule.

     For Fiscal Year 2008, PERAC also provided a range of estimated revenue transfers that would be required if the new schedule were to be based on the January 1, 2006 actuarial liability brought forward on an estimated basis to January 1, 2007 and on assets as of January 1, 2007. A range for the value of assets on January 1, 2007 was estimated assuming full calendar year 2006 year-to-date return as of October 31, 2006. Based on these assumptions, the estimated January

1, 2007 unfunded liability would be $13.31 to $14.77 billion, requiring a Fiscal Year 2008 revenue transfer ranging from $1.482 billion to $1.609 billion.

     Other Post-Employment Benefits. In addition to supplying pension benefits the Commonwealth is required to provide specific health care and life insurance benefits for retired employees of certain governmental agencies. All employees of the Commonwealth can potentially become eligible for such benefits if they reach the age of retirement while working in the State. Eligible individuals must contribute a particular percentage of the costs of the health care benefits, while participating eligible authorities must reimburse the Commonwealth for the cost of providing these benefits. The Commonwealth recognizes its share of the costs of providing these benefits when paid, on a "pay-as-you-go" basis. These payments totaled approximately $316.7 million for Fiscal Year 2005.

     Assuming no prefunding, the actuarial accrued liability of the Commonwealth for other post-employment benefits obligations earned through January 1, 2006 is $13.287 billion. To fully repay this liability over a 30-year period with a growth rate of 4.5% per year would require annual required contributions starting at $1.062 billion for Fiscal 2006 and were projected to increase to $2.758 billion in Fiscal 2016. However, if prefunding is assumed, the actuarial accrued liability is reduced to $7.562 billion and the annual required contribution is estimated to start at $702.9 million for Fiscal Year 2006, projected to increase to $1.205 billion for Fiscal Year 2016.

     The Fiscal Year 2008 budget created a State Retiree Benefit Trust Fund. This fund is an irrevocable trust fund created to begin funding the Commonwealth's "other post-employment benefit" (OPEB) liability. For Fiscal Year 2008, the current-year cost of state retiree health benefits will be funded through the new fund. The Fiscal Year 2008 budget directs the transfer of $343.2 million to support such costs. In addition, the Fiscal Year 2008 budget transfers the balance of the Healthcare Security Trust Fund to the State Retiree Benefit Trust Fund prior to

June 30, 2008 to begin funding the unfunded OPEB liability. This transfer is currently estimated at approximately $442 million.

     Public Safety. The Commonwealth expected to expend a total of $1.346 billion in Fiscal Year 2006 for the Executive Office of Public Safety to ensure the safety of its citizens. The largest public safety agency under the Executive Office is the Department of Correction, which operates 18 correctional facilities across Massachusetts and expended an estimated $454.1 million in Fiscal Year 2006. Other public safety agencies include the State Police, with estimated expenditures of $247.7 million in Fiscal Year 2006. In addition to the expenditures of the twelve state public safety agencies, the Commonwealth provides funding for the operation of sixteen regional jails and correctional facilities, for which the Commonwealth expects to expend an estimated $225.7 million in Fiscal Year 2006.

     Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the Commonwealth Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution. Fiscal Year 2006 spending on higher education was projected at $982.1 million.

     Other Program Expenditures. In Fiscal Year 2006, the remaining $2.543 billion in estimated expenditures on other programs and services covered a variety of functions of state government, including expenditures for the Judiciary ($684.5 million), District Attorneys ($84.2 million), the Attorney General ($37.5 million), the EOAF ($372.9 million), Environmental Affairs ($247.6 million), Transportation ($146.8 million) and the Department of Housing and Community Development ($847.4 million).

     Unemployment Trust Fund. The cash balance in the Massachusetts Unemployment Trust Fund as of February 28, 2006 was $464 million. The Division of Unemployment Assistance projects that the fund will not experience a cash deficit in Fiscal Year 2006 or 2007 and, during these periods, will not need to borrow from the Federal government.

Capital Spending

     The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. The current capital spending plan contains estimates for capital investment by the Commonwealth as well as the estimated sources of funding for such capital investment by the Commonwealth, as well as the estimated sources of funding for such capital investments for Fiscal Year 2007 through Fiscal Year 2011, excluding sources and uses for amounts required for the CA/T Project, which remain under review as part of the development of a revised cash flow plan for the project. The projections assume a state borrowing program of $1.25 billion in Fiscal Year 2007 and $1.3 billion in Fiscal Year 2008, plus any carryforward of bond cap unused in the prior year, escalating thereafter by 3% per year. The plan is subject to change at any time.

     On July 31, 2007, the Governor announced that the annual administrative limit on the amount of bond-funded capital expenditures, known as the "bond cap," would be $1.5 billion for Fiscal Year 2008 and was expected to increase by $125 million for each subsequent fiscal year through Fiscal Year 2012. Under this new policy, the Commonwealth will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. The budgeted revenue projection for Fiscal Year 2008 is the budgeted revenue amount used in the Governor's Fiscal Year 2008 budget proposal (net of revenues to be transferred to fund the Fiscal Year 2008 scheduled pension payment), which was based on the Fiscal Year 2008 consensus tax revenue estimate. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues.

     In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. The bond cap for each of the next five fiscal years is expected to result in debt service decreasing as a percentage of budgeted revenues by Fiscal Year 2012.

     On August 6, 2007, the Governor released a five-year capital investment plan for Fiscal Years 2008-2012. This plan, totaling an estimated $12 billion over five years, increases the Commonwealth's direct capital investment in several priority areas, including higher education, economic development, housing, transportation infrastructure, energy and environmental affairs, and community investments.

     The Governor's capital investment plan includes a 186% increase in state capital spending for higher education, dedicating $125 million to the state's public colleges and universities in Fiscal Year 2008. The capital investment plan also dedicates $1.12 billion to transportation projects and programs in Fiscal Year 2008, a 25% increase over projected Fiscal Year 2007 spending. The capital investment plan provides more than $170 million in funding for public housing and the development of affordable private housing in Fiscal Year 2008. The bond cap for Fiscal Year 2008 consists of the $1.5 billion of new bonds based on the debt affordability analysis, plus $55.7 million of unexpended bond proceeds expected to be carried forward from Fiscal Year 2007.

     Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth's capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. Substantial completion of the CA/T Project occurred on January 13, 2006, and final completion of the surface roadways was expected to occur by the end of calendar year 2006. The remaining work will be completed in Fiscal Year 2007 or 2008.

     Progress/Schedule Update. As of August 31, 2006, approximately $14.42 billion was under contract or agreement, which constitutes 98.6% of total budgeted costs for the CA/T Project.

     The independent auditor engaged by the State has filed its draft final report which concluded that the total cost estimate of the CA/T Project will fall within the $14.625 billion project budget. On July 10, 2006, panels in the ceiling fell and many deficiencies and the necessity of various replacements were discovered. The Legislature passed, and on July 14, 2006, the Governor signed into law a decision appropriating funds for a sufficient safety check of all of the tunnels that are part of the metropolitan highway system. The review was completed and delivered to the Governor on November 17, 2006. However, it is unclear at this time how these recent events will affect the current budget for total project cost or whether the surfacing of such problems is evidence of additional quality issues.

     Through the Federal fiscal year ended September 2006, the CA/T Project had received obligation authority with respect to all but $97 million of the Federal financial assistance available to the project (other than amounts allocable to principal of Federal grant anticipation notes). The remaining $97 million has not yet been made available pending Federal approval of the 2004 Finance Plan. In addition, approximately $36 million of Federal reimbursements for amounts obligated prior to September 30, 2004, but subject to reallocation to different project contracts may not be reallocated until a finance plan is approved. Therefore, the total amount of Federal funds withheld pending Federal approval of the 2004 Finance Plan is approximately $133 million. Furthermore, in the absence of an approved finance plan, credits have accumulated by the close of Fiscal Year 2006 to increase the amount of Federal funds remaining by an amount of $2.4 million. As of September 2006, records indicate that a balance of approximately $136 million is owed to the project.

     Claims and Economic Risks. The Claims and Changes Department (the "CCD") of the CA/T Project is responsible for administering the commercial aspects of the CA/T Project's construction contracts. The CCD has made substantial progress in recent years in resolving contractor claims, although significant items remain open. The CA/T Project reports that settlements have been within expectations on an overall basis and that contingency reserves are expected to be adequate. Project management currently expects that the costs of such settlements will be within the $14.625 billion project budget. However, if settlements exceed expectations, the remaining unassigned contingency within the project budget may not be sufficient.

     The weak economy and resolution of contractor claims, including global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected CA/T Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial or material impact on CA/T Project schedule and cost, although the likelihood and potential severity of such impact diminish as the CA/T Project progresses towards completion. Recent media reports refer to the financial difficulties of a particular CA/T Project contractor. The Turnpike Authority is monitoring that contractor's progress with respect to its obligations under CA/T Project contracts and its continuing ability to complete those obligations on an ongoing basis. The contractor continues to progress its work on the CA/T Project, and the Turnpike Authority has not received information that the contractor's financial status will prevent its contractual obligations from being met or the CA/T Project from being completed in accordance with the current schedule.

     A revised CA/T Project cash flow projection was developed to provide for several factors, including the following: i) project spending during Fiscal Year 2006 falling below the previously stated budget amounts; ii) the Turnpike Authority transferring most of the remaining financial contribution to the project; iii) the capacity of authorized sources for financially supporting the remaining funding shortfalls; and iv) the Commonwealth making funds available to the CA/T Project to bridge the ultimate receipt of Federal Funds with the expectation of continuing to do so in Fiscal Year 2007. Following the approval on May 15, 2007 by the members of the Turnpike Authority of the Commonwealth's proposal, relating to the $210 million funding shortfall for the CA/T Project, the Turnpike Authority and the Commonwealth entered into an agreement to implement such proposal. On June 29, 2007, the Governor filed legislation to implement the provisions of the agreement. Such legislation is currently pending in the Legislature. On May 23, 2007, the Turnpike Authority filed a finance plan update with the Federal Highway Administration, which is currently under review.

     On July 10, 2007, the National Transportation Safety Board released its findings pertaining to the collapse of several concrete suspended ceiling panels in the CA/T Project. The Board's assessment was that the cause of the failure was the use of a fast-setting epoxy anchoring system which was susceptible to "creep" (the tendency for slippage or elongation with the application of sustained tensile loads). Subsequent to the collapse, a full inspection was conducted, and continues today, inspecting all aspects of the project's design, construction and life safety systems.

     SEC Inquiry. In late August and early September 2006, the SEC sent certain departments and instrumentalities of the Commonwealth letters requesting voluntary provision of documents and information regarding safety reviews of the CA/T Project during the period January 1, 2004, to the present and related disclosures. The Commonwealth and the Turnpike Authority are cooperating with the SEC.

     Massachusetts Bay Transportation Authority. Beginning in Fiscal Year 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit in eastern Massachusetts. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts: after a five-year phase-in of reduced assessments (from approximately $144.6 million in Fiscal Year 2001 to approximately $136 million in Fiscal Year 2006) the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

     Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guarantees of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service. The MBTA's net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. The November 1999 legislation that provided for state sales tax revenues to be dedicated to the MBTA also required the Commonwealth to defray the cost of an 18-month lag (from January 1, 1999 through June 30, 2001) in operating subsidies that were previously financed through such short-term notes and the advancement of cash reserves from the Commonwealth. This cost has been estimated by the Commonwealth to amount to $848.3 million. This cost, plus an additional $100 million to provide working capital to the MBTA, was financed in part by the issuance of $800 million of Commonwealth general obligation bonds and by $10.5 million in operating appropriations. The balance was financed by a transfer from the Commonwealth's Highway Capital Projects Fund, which initially was expected to be amortized over 20 years in the Commonwealth's operating budget.

     Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2003, the MBTA had approximately $2.834 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $270 million to $292 million through Fiscal Year 2013 and declining thereafter.

Commonwealth Indebtedness

     General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

     General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of July 31, 2007, the Commonwealth had approximately $16.02 billion in issued and outstanding general obligation debt.

     Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1 billion commercial paper program for general obligation notes, through five $200 million credit lines, which were scheduled to expire in December 2006, March 2007, December 2007, September 2008 and November 2015, respectively.

     Synthetic Fixed Rate Bonds. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of January 1, 2006, the amount of such variable rate bonds outstanding was $2.107 billion.

Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds. As of January

1, 2006, the Commonwealth had outstanding approximately $184 million of variable rate demand bonds with liquidity support provided by commercial banks under agreements scheduled to terminate in February 2006. On March 3, 2006 the Commonwealth issued $350 million of additional variable rate demand bonds with liquidity support provided by commercial banks under agreements terminating in March 2011 and March 2013. As of January 1, 2006, the Commonwealth had outstanding $401.5 million of auction rate securities and approximately $87.1 million of variable rate "U.Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5% .

Special Obligation Debt.

     Highway Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of January 1, 2006, the Commonwealth had outstanding $770.1 million of such special obligation bonds, including $761.4 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

     Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities

     Federal Grant Anticipation Notes. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

     On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund. As of January 1, 2006, $1.85 billion of such notes, inclusive of the special obligation crossover refunding notes, remained outstanding.

Litigation

     There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

     Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

     Ricci v. Okin. Challenges by residents of five state schools for the retarded resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The trial court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the trial court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

     On July 14, 2004, a subset of plaintiffs filed a motion to re-open the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation (the "DMR") is not in compliance with the 1993 final order, mostly relating to the Commonwealth's plan to close certain intermediate care facilities (including the Fernald Developmental Center). Another subgroup of plaintiffs continues to engage in a mediation process with the DMR. The DMR filed a responsive pleading on August 16, 2004, asserting that all of the final order requirements had been met. The Disability Law Center filed a motion to intervene shortly thereafter. The court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs' access to certain records. The most recent such status conference took place on February 8, 2006.

     On March 6, 2007, the United States Attorney issued his long-awaited report, in which he did not find any violations by the Department of Federal or state law, but nonetheless recommended that the Fernald Developmental Center remain open to serve any residents who wish to remain there. Shortly thereafter, the Court declared that its 2006 order prohibiting transfers from the Fernald Center would remain in effect pending further order of the Court. As of mid-July, 2007, motions filed by the Department and by the Disability Law Center to dissolve the 2006 injunction were pending before the Court.

     Lima v. Preston. Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants, thereby increasing the range of their emergency medical services. Following denial of the plaintiffs' proposal for partial summary judgment in early 2006, the parties are looking into different possibilities for final resolution of the dispute through settlement or appellate proceedings.

     Rosie D. v. Governor. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. Plaintiffs have not quantified the cost of the services they seek. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed-upon plan. The parties are currently in negotiations and were due back before the Court in September 2006 to report on their progress. Oral argument was scheduled for December 2006.

     Jane Doe, by John Doe v. Ronald Preston. This is a civil rights action asserting that the defendants have maintained a policy that allows juveniles in the custody of the Department of Youth Services ("DYS") to be strip-searched in violation of their constitutional rights. The plaintiff is seeking certification of a class of juveniles committed to the custody of DYS. No class has yet been certified, but potential class size would be approximately 15,000 to 20,000 juveniles. Defendants sought summary judgment on qualified immunity grounds, which was argued in May 2006, and remains under advisement. If granted, the summary judgment will likely dispose of the entire case. Potential liability if summary judgment is not granted for the defendants could exceed $20 million due to the expected size of the class.

     Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. The MWRA anticipates spending approximately $633 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. Subject to the terms of the partial settlement, the Commonwealth has reimbursed the College approximately $1.1 million from an escrow account, after the Department of Environmental Protection determined that the clean up had been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

     In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the site.

     Conservation Law Foundation v. Romney. An environmental group has brought a Clean Air Act citizens' suit in U.S. District Court to try and convince the Commonwealth to enhance its mass transit system in connection with the approaching completion of the CA/T Project. Two mass transit projects that the plaintiff is advocating for, but that the Commonwealth is not presently preparing to build, are the restoration of the Arborway branch of the MBTA's Green Line in the Jamaica Plain section of Boston and the construction of a subway line in downtown Boston connecting the Charles/MGH station on the MBTA's Red Line with the Bowdoin station on the MBTA's Blue Line. The Commonwealth has moved to dismiss some of the plaintiff's allegations on the ground that they are not legally cognizable under the Clean Air Act. That motion was partially allowed and partially denied.

     Taxes and Revenues. There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of July 20, 2007, approximately $100 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

Eminent Domain.

     Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $105 million. These claims are at various stages of resolution with various courts and administrative panels.

     Swachman v. Commonwealth of Massachusetts. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in trial court in May 2004 seeking additional compensation in an amount up to $30 million. Discovery is ongoing.

     American Council of Engineering Cos v. Mass Turnpike, Mass Highway Department and the Commonwealth of Massachusetts. The plaintiff asserts that, due to the financial difficulties of two insurers who are part of the CA/T Project's Owner-Controlled Insurance Program, the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth's motion to dismiss has been denied and discovery is ongoing.

     Nathaniel Lavallee, et al. v. Justices of Hampden Superior Court et al.; Michael Carabello et al v. Justices of Hampden Superior Court et al.; Arianna S. et al. v. Commonwealth of Massachusetts and two other cases. In July 2004, the Commonwealth's Supreme Judicial Court decided that the constitutional rights of indigent criminal defendants in Hampden County had been violated. The Court found that the Committee for Public Counsel Services ("CPCS") could not appoint attorneys for the plaintiffs because the compensation the attorneys would have received from the State was so low that the attorneys had become unwilling to accept appointments. The Court ruled that these defendants must be released from custody if they have been incarcerated pending trial for more than seven days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The Court declined to order an increase in rates of bar advocate compensation. Since then, attorneys have been appointed within permissible time limits in every case to date. On the whole, litigation in these cases is not currently active, but could be resumed if the shortage of available attorneys returns.

     Central Artery/Tunnel Cost Recovery Program Litigation. In 2004, ten civil actions were filed by the Commonwealth and the MTA against section design consultants of the CA/T Project, which claimed that the designers' errors and omissions caused the CA/T Project to expend additional costs during construction. The Commonwealth and the MTA also filed a complaint in 2004 against the Project's management consultant, Bechtel/Parsons Brinckerhoff, a joint venture. The main claim in this case, which was stayed until December 31, 2005, is the defendants' failure to disclose the true cost of the CA/T Project. The cost recovery efforts were transferred to the Attorney General's office effective February 1, 2005.

RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic and Demographic Trends

     U.S. Economy. Consistent with the estimates contained in the 2007-08 Enacted Budget Financial Plan forecast, the national economy was substantially weakened during the first quarter of 2007 by falling business inventories and the continued decline in residential construction. Though DOB expects the housing market to continue to contract through early 2008, the overall economy is estimated to have rebounded during the second quarter, growing at approximately its long-term trend rate of about 3%. Economic growth in the 3% range is expected for the remainder of 2007. DOB currently projects growth of 2.2% for this year, slightly below the enacted budget forecast. A weaker rebound in inventory growth and less robust net export growth account for most of this revision.

     Though job growth has weakened since last year, the national labor market remains healthy as expected. Nonagricultural employment added an average of 145,000 jobs during the first six months of 2007, compared to average gains of about 189,000 in 2006 and 212,000 in 2005. DOB continues to project a slight deceleration in job growth for the remainder of 2007, accompanied by a gradual rise in the unemployment rate over the course of this year. Personal income growth has been revised up slightly to 5.8% for 2007, due primarily to upward revisions to non-wage income. U.S. corporate profits have remained strong, particularly for those firms benefiting from strong global growth. Nevertheless, profits growth for 2007 is still expected to be far below its 2006 peak, with growth of 5.6% now expected for this year.

     Volatility in both food and energy prices remains a threat to overall price stability. Rising global demand for energy, combined with political turmoil, has sent oil prices back up to levels near last year’s peak. Moreover, diversification into alternative fuels such as ethanol-based products is raising corn and other food prices. Thus, whereas global forces have traditionally been a source of downward pressure on domestic inflation, they have more recently been working in the opposite direction. Inflation of 2.6% is now projected for 2007, representing an upward revision from the Enacted Budget Financial Plan. Mounting inflation risks reinforce DOB’s view that the Federal Reserve will maintain its short-term interest rate target for the foreseeable future. Consistent with the Enacted Budget, the 10-year Treasury yield is expected to gradually rise over the course of the year.

     DOB’s outlook for a quick return to long-term trend growth and a stable monetary policy stance through the end of 2007 remains unchanged from the Enacted Budget Financial Plan. However, there are a number of risks to the forecast. Persistently high energy and food prices, combined with a generally tight labor market, could serve to unanchor inflation expectations and result in even higher inflation than expected. That risk would be compounded by lower productivity growth than currently projected. Higher inflation, in turn, would likely induce the Federal Reserve to raise its short-term interest rate target, resulting in weaker profits and equity prices, further delays in the recovery of the housing market, and lower economic growth. Although DOB’s outlook assumes that the turbulence in the subprime mortgage market will remain reasonably well contained, increased interest rate volatility could increase the risks originating from that source. On the other hand, lower energy prices or stronger than anticipated global growth could result in stronger economic growth than expected.

     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

     The State economy continues to expand at a pace consistent with current forecasts, and has entered its fourth year of expansion with State employment, personal income and wages all experiencing solid growth. Although the State's economic momentum peaked during the first half of 2005, recent above-trend national growth rates have helped to buttress the State economy, putting the State well on its way to a full recovery from the impact of the September 11th attacks, and reversing several years where the job base was in decline. With the continuing pickup in equity market activity, the securities industry has seen solid profit levels and related bonus growth.

     In Fiscal Year 2007-08, the New York economy has continued to grow as anticipated in the Enacted Budget forecast. Total New York nonfarm employment is projected to grow 0.8% for 2007, a marginal improvement from the Enacted Budget, with private sector job growth now projected at 0.9% . In contrast to the decline in construction jobs expected for the nation as a whole, construction employment in New York is actually projected to grow above 2% in 2007 due largely to demand generated by large commercial and public works projects. DOB’s forecast for growth in State wages and salaries has been marginally lowered to 6.1% for 2007, due to a modest downward revision to bonus wages. However, growth in total New York personal income has been revised up to 5.9%, due to upward revisions in the non-wage components.

     In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. The chief risk remains another attack targeted at New York City that could plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecasts. Higher energy prices and the continuing risk of inflation could cause the FRB to once again tighten interest rates, which could negatively affect financial markets and disproportionately affect the State's economy. In addition, the State's real estate market could decline more than anticipated, which could negatively affect household consumption and taxable capital gains realizations, rippling through the economy and affecting both employment and wages.

     The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected.

     Metropolitan Transportation Authority (the "MTA"). The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA depends on operating support from the State, local governments and the TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for Fiscal Year 2006-07 or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. It is also possible that the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adverse affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Special Considerations

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's annual financial plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's financial plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. On May 21, 2007, the United States Supreme Court agreed to review the decision of the Court of Appeals of Kentucky in Davis v. Kentucky Dep’t of Revenue

of the Finance and Admin. Cabinet, which held that the disparate state tax treatment of interest income on obligations issued by the State of Kentucky or its political subdivisions and obligations issued by other states or their political subdivisions violated the Commerce Clause of the United States Constitution. Currently, the vast majority of states employ a tax system that provides a preferential treatment that exempts the interest income earned on in-state municipal bonds from state taxation while subjecting the interest income earned on extraterritorially–issued bonds to state taxation.

     If the Kentucky decision is affirmed by the United States Supreme Court, a state, including New York State, could be required to eliminate any disparity between the tax treatment of obligations issued by such state and its political subdivisions or instrumentalities and the tax treatment of obligations issued by other states and their respective political subdivisions or instrumentalities. The Supreme Court decision could result in an estimated potential impact of up to $200 million in claims for tax refunds arising out of income tax payments made in prior years. The preliminary estimate of the financial impact on the State of New York of discontinuing the practice of subjecting extraterritorially-issued municipal bonds to state income taxation is approximately $70 million of lost tax revenues annually.

State Finances

     The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Recent Trends

     Over the last four fiscal years, State finances have rebounded from the lingering effects of the September 11th terrorist attacks on the City and the national recession, weakness in the financial services sector and the use of non-recurring resources and reserves to support spending. The State ended each of the last four fiscal years with an increasing level of operating surplus in the General Fund.

     State Funds spending increased from $64 billion in Fiscal Year 2004-05 to $69.7 billion in Fiscal Year 2005-06, an increase of $5.8 billion (9%). The General Fund portion of State Funds increased by $2.9 billion. Spending in State-supported special revenue funds for the Medicaid program increased by $607 million, reflecting in large part, the costs associated with the State takeover of certain Federally funded programs. State Funds spending increased from $69.7 billion in Fiscal Year 2005-06 to $77.3 billion in Fiscal Year 2006-07, an increase of $7.6 billion (11%). Excluding transfers to other funds, the General Fund portion of State Funds increased by $4.6 billion. Over the last three fiscal years, State Funds spending has grown by an average of 6.5% annually. In recent years, the State has financed between 35% and 38% of its operations outside of the General Fund.

     All Funds spending totaled $104.3 billion in Fiscal Year 2005-06, $3.7 billion (3.6%) higher than in Fiscal Year 2004-05. The State Funds component of All Funds spending increased by $5.8 billion, which was partially offset by the Federal component of All Funds spending that declined by $2.1 billion (5.7%) from Fiscal Year 2004-05. Significant areas of Federal funding decline included World Trade Center costs and Medicaid, partially offset by increased Federal grants for school aid. All Funds spending totaled $112.8 billion in Fiscal Year 2006-07, $8.4 billion (8.1%) higher than in Fiscal Year 2005-06. The State funds component of All Funds spending increased by $7.6 billion and was complemented by the Federal component of All Funds spending which increased by $834 million (2.4%) from Fiscal Year 2005-06 levels.

Fiscal 2003-04 Year-End Results

     DOB reported a Fiscal Year 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.9 billion. Disbursements, including transfers to other funds, totaled $42.1 billion. The General Fund ended Fiscal Year 2003-04 with a balance of $2.3 billion, which included dedicated balances of $794 million in the State's "rainy day" fund, $21 million in the Contingency Reserve Fund and $262 million in the Community Projects Fund. The closing fund balance also included $1.2 billion on deposit in the refund reserve account at the end of Fiscal Year 2003-04. Tax receipts increased by $451 million on an annual basis and miscellaneous receipts increased by $3.8 billion, due mainly to the State's securitization of tobacco settlement proceeds. Federal grants also increased by $645 million, reflecting extraordinary Federal aid. The largest growth in spending was attributable to the annual impact of payment deferrals and spending growth in welfare and Medicaid.

     The State ended Fiscal Year 2003-04 with a State Funds cash balance of $2.6 billion. In addition to the $1.1 billion General Fund balance, the special revenue funds had a closing balance of $1.7 billion and the debt service funds had a closing balance of $175 million, partially offset by a negative balance in the capital projects funds of $336 million. State Funds receipts totaled $62.2 billion in Fiscal Year 2003-04, a decrease of $235 million from the prior estimates. The variance was primarily the result of lower-than-expected collections from miscellaneous receipts partially offset by higher-than-expected receipts from taxes. Actual State Funds disbursements totaled $61.3 billion in Fiscal Year 2003-04, a decrease of $791 million from prior estimates. The variance was largely related to lower capital spending when projects were impacted by inclement weather and a delay in the start of the 2003 construction season.

     The State ended Fiscal Year 2003-04 with an All Funds cash balance of $2.9 billion. In addition to the $2.6 billion State Funds balance, the Federal Funds had a closing balance of $321 million, which partly reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). All Funds receipts for Fiscal Year 2003-04 totaled $99 billion, a decrease of $75 million from previous estimates. The variance was primarily the result of lower-than-expected collections from miscellaneous receipts partially offset by higher-than-expected receipts from taxes and Federal grants. All Funds disbursements for Fiscal Year 2003-04 totaled $97.3 billion, a decrease of $977 million from previous estimates. The decline in State Funds spending of $791 million, combined with a decline in Federal Funds spending of $186 million, account for the variance.

Fiscal 2004-05 Year-End Results

     DOB reported a Fiscal Year 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.9 billion, an increase of $939 million over Fiscal Year 2003-04. Disbursements, including transfers to other funds, totaled $43.6 billion. The General Fund ended Fiscal Year 2004-05 with a balance of $2.5 billion, which included dedicated balances of $872 million in the State's "rainy day" fund, $21 million in the Contingency Reserve Fund and $325 million in the Community Projects Fund. The closing fund balance also included $1.3 billion on deposit in the refund reserve account at the end of Fiscal Year 2004-05, including $601 million in the new fiscal stability reserve fund. Tax receipts increased by nearly $4 billion on an annual basis. This growth was offset by an annual decline in miscellaneous receipts of nearly $3.5 billion, due mainly to the State's securitization of tobacco settlement proceeds in the prior fiscal year.

     The State ended Fiscal Year 2004-05 with a State Funds cash balance of $3.2 billion. In addition to the $1.2 billion General Fund balance, the State's special reserve funds had a closing balance of $2 billion and the debt service funds had a closing balance of $184 million. State Funds receipts totaled $64.2 billion in Fiscal Year 2004-05, an increase of $2 billion over Fiscal Year 2003-04. In addition to the General Fund growth described above, tax receipts to other State funds also increased. State Funds disbursements totaled $64 billion in Fiscal Year 2004-05, an increase of $2.6 billion over Fiscal Year 2004-05. Medicaid, school aid, higher education and fringe benefits were the main sources of the spending growth.

     The State ended Fiscal Year 2004-05 with an All Funds cash balance of $4.3 billion. Partially offsetting the $3.2 billion State Funds balance described above, the Federal Funds had a negative closing balance of $249 million. All Funds receipts for Fiscal Year 2004-05 totaled $100.7 billion, an increase of $1.6 billion over Fiscal Year 2003-04. Increased personal income tax collections, business tax and real estate transfer tax collections were partially offset by a decline in both miscellaneous receipts and Federal Grants. All Funds disbursements for Fiscal Year 2004-05 totaled $100.7 billion, an increase of $3.3 billion over Fiscal Year 2003-04. The annual change largely reflects growth in Medicaid, school aid, fringe benefits and debt service.

Fiscal 2005-06 Year-End Results

     DOB reported a Fiscal Year 2005-06 General Fund surplus of $2 billion. Total receipts, including transfers from other funds, were $47.2 billion, an increase of $3.3 billion over the prior fiscal year. Disbursements, including transfers to other funds, totaled $46.5 billion, an increase of $2.9 billion from Fiscal Year 2004-05. The General Fund ended Fiscal Year 2005-06 with a balance of $3.3 billion, which included dedicated balances of $944 million in the State's "rainy day" fund, $21 million in the Contingency Reserve Fund and $251 million in the Community Projects Fund. The closing balance also included $2 billion in a spending stabilization reserve. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million, due primarily to the loss of various one-time receipts. The main sources of annual spending increases were Medicaid, school aid and fringe benefits.

     The State ended Fiscal Year 2005-06 with a State Funds cash balance of $6.8 billion. In addition to the $3.3 billion General Fund balance, the State's special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $221 million. State Funds receipts totaled $71.7 billion for Fiscal Year 2005-06, an increase of $7.4 billion from the prior fiscal year. The annual growth in General Fund receipts combined with growth in other State taxes and miscellaneous receipts accounted for the change. State Funds disbursements totaled $69.7 billion in Fiscal Year 2005-06, an increase of $5.8 billion from Fiscal Year 2004-05.

     The State ended Fiscal Year 2005-06 with an All Funds cash balance of $7.1 billion. In addition to the $6.8 billion State Funds balance described above, the Federal Funds had a closing balance of $249 million. All Funds receipts totaled $107 billion, an increase of $6.3 million over Fiscal Year 2004-05. Strong growth in tax collections and moderate growth in miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for Fiscal Year 2005-06 totaled $104.3 billion, an increase of $3.7 billion over the prior fiscal year.

2006-07 Enacted Budget Financial Plan

     2006-07 Budget. At the start of the 2006-07 budget cycle, the State estimated a budget imbalance of $751 million in Fiscal Year 2006-07 and gaps in the range of $3 billion to $4 billion in future years. If fully enacted, The Governor's Executive Budget proposal would have eliminated the Fiscal Year 2006-07 imbalance and left gaps of $1.9 billion in Fiscal Year 2007-08 and $3.9 billion in Fiscal Year 2008-09.

     The 2006-07 Budget was finalized on April 26, 2006. The 2006-07 Budget is balanced in Fiscal Year 2006-07, but projects an estimated gap of $1.6 billion in Fiscal Year 2007-08 and $3.0 billion in Fiscal Year 2008-09. Since the time the 2006-07 Budget was enacted, annual spending is now projected to grow by over 9% as a result of increases in school aid, health care, and higher education. All Governmental Funds spending is estimated at $112.5 billion, an increase of 7.8% from 2005-06. State tax receipts are expected to grow 5% over Fiscal Year 2005-06 levels, down from the 10% growth rate of the preceding two consecutive years. State debt outstanding was initially projected to total $50.7 billion, but the estimate is now up to $51.0 billion for 2006-07, with debt service equal to approximately 4.2% of All Funds receipts.

     The 2006-07 Budget includes the following material provisions: (i) $1.3 billion increase in school aid; (ii) $1.1 billion All Funds spending increase in Medicaid; (iii) new statewide school construction grant program totaling $2.6 billion and authorization for the City to issue $9.4 billion in bonds for such construction; (iv) elimination of the sales tax on clothing purchases under $110; (v) limitation on duplicative drug coverage for those who qualify for certain Medicaid programs, avoiding approximately $220 million in costs; (vi) new Medicaid Inspector's General Office to investigate and prevent Medicaid fraud; (vii) $1.8 billion spending stabilization reserve in order to lower the Fiscal Year 2007-08 and Fiscal Year 2008-09 budget gaps; and (viii) $250 million deposit to the State's Debt Reduction Reserve.

     DOB projects the State will end Fiscal Year 2006-07 with a General Fund balance of $2.3 billion. The long-term reserves consist of $944 million in the State's Rainy Day Reserve and $21 million in the Contingency Reserve for litigation risks. The reserves previously set aside for planned commitments include $276 million in the Community Projects Fund, $1.8 billion in a spending stabilization reserve, to be used to lower the expected Fiscal Year 2007-08 and Fiscal Year 2008-09 budget gaps, and $250 million for debt reduction. If the money for debt reduction is used by the end of the fiscal year to reduce high cost debt and future debt service costs, as is expected, the General Fund closing balance in Fiscal Year 2006-07 will be $3.0 billion.

     Receipts Outlook. All Funds receipts for Fiscal Year 2006-07 are projected to total $111.2 billion, an increase of $4.2 billion (3.9%) over Fiscal Year 2005-06 projections.

Underlying revenue growth of $3.1 billion (6.1%) in Fiscal Year 2006-07 is offset by the loss of several one-time revenues ($531 million), the phase-out of the personal income tax surcharge and a one-quarter percent increase in sales tax ($1 billion), lower transfers from other funds due to increasing debt servicing costs ($180 million), and higher transfers to finance certain educational programs ($188 million).

     Personal Income Tax. Personal income tax General Fund receipts (net of the Refund Reserve transaction) for Fiscal Year 2006-07 are projected to reach $23.1 billion, an increase of 11.8% from Fiscal Year 2005-06. General Fund receipts for Fiscal Year 2007-08 are projected to reach $23.9 billion, an increase of 3.4% from the prior fiscal year. All Funds personal income tax receipts for Fiscal Year 2006-07 are expected to total $34.2 billion, an increase of approximately $3.4 billion (11.1%) over the prior year. All Funds personal income tax projected Fiscal Year 2007-08 receipts of $35.3 billion reflected an increase of $1.1 billion (3.3%) above Fiscal Year 2006-07 estimates, continued economic growth, the full-year effect of the termination of the temporary surcharge and tax reductions authorized in the 2006-07 Budget. The All Funds receipts projections continued this trend, and were projected at $37.9 billion, an increase of $2.5 billion (7.2%) above Fiscal Year 2007-07 estimates.

     User Taxes and Fees. All Funds user taxes and fees net receipts for Fiscal Year 2006-07 are projected to reach $13.7 billion, a decrease of 1.7% from Fiscal Year 2005-06. All Funds user taxes and fees receipts for Fiscal Year 2007-08 are projected to be $14.2 billion, an increase of $519 million (3.8%) from the prior fiscal year. In Fiscal Year 2008-09, All Funds user taxes and fees receipts are projected to total $14.6 billion, an increase of $441 million (3.1%) over Fiscal Year 2007-08. General Fund user taxes and fees receipts for Fiscal Year 2006-07 are projected to reach $8.3 billion, a decrease of 3.7% from the prior fiscal year, and the sales and use tax is projected at $7.7 billion, a decrease of $292 million (3.7%) . General Fund user taxes and fees receipts for Fiscal Year 2007-08 are projected at $8.7 billion, an increase of $343 million (4.1%) from Fiscal Year 2006-07. Sales tax receipts are estimated to increase $327 million (4.3%), while General Fund other user taxes and fees are projected to remain the same as Fiscal Year 2006-07.

     Business Taxes. All Funds business tax receipts in Fiscal Year 2006-07 are expected to be $7.3 billion, or $221 million (3.1%) above Fiscal Year 2005-06. This is due primarily to strong growth in corporate franchise tax, insurance tax and petroleum business taxes, counteracted by declines in corporate utility taxes and the bank tax. All Funds receipts for Fiscal Year 2007-08 are projected to increase by $132.5 million (1.8%) over the prior year. In Fiscal Year 2008-09, All Funds business tax receipts are projected to increase $144.4 million (1.9%) over the prior year. General Fund business taxes are projected to be $5.3 billion, or 4.3% over Fiscal Year 2005-06. General Fund business tax receipts for Fiscal Year 2007-08 are expected to increase by 1.5% over Fiscal Year 2006-07.

     Other Taxes. All Funds other taxes in Fiscal Year 2006-07 are expected to be $1.7 billion, which is $124 million (6.8%) below Fiscal Year 2005-06 estimates. The decrease is a result of an anticipated "cooling" of the downstate real estate market, but is partially offset by an expected $19 million increase in estate tax receipts. The All Funds receipts projection for other taxes is $1.8 billion in Fiscal Year 2007-08, up $71 million (4.2%) from Fiscal Year 2006-07 receipts. In Fiscal Year 2008-09, other taxes are estimated at $1.8 billion, an increase of $63 million (3.6%) from Fiscal Year 2007-08 receipts. The estimate for General Fund other taxes is

$896 million, which is $15 million (1.6%) above the prior fiscal year. Growth of $19 million in estate tax receipts is partially counteracted by the loss of receipts from the repealed gift tax and real property gains tax.

     Miscellaneous Receipts. General Fund miscellaneous receipts for Fiscal Year 2006-07 are projected to total over $2.8 billion, an increase of $817 million from Fiscal Year 2005-06. Miscellaneous receipts in All Funds are projected to increase by $412 million from the current year.

     Federal Grants. General Fund Federal grants for Fiscal Year 2006-07 are projected to total $9 million, an increase of $9 million from Fiscal Year 2005-06.

     Disbursements Outlook. General Fund spending is projected to total $50.8 billion in Fiscal Year 2006-07, an increase of $4.3 billion (9.4%) over Fiscal Year 2005-06 results. State Funds spending is projected to increase by $7.4 billion (10.6%) and total $77.1 billion in Fiscal Year 2006-07. All Funds spending, the broadest measure of State spending, is projected to total $112.5 billion in Fiscal Year 2006-07, an increase of $8.1 billion (7.8%) .

     Medicaid growth of $2.7 billion in Fiscal Year 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients. In addition, the growth related to the State takeover of local healthcare provider costs are estimated to rise by $235 million, and the loss of certain proceeds after this fiscal year, are no longer available in Fiscal Year 2006-07. School aid spending is projected to grow by $461 million in Fiscal Year 2006-07, assuming growth in expense-based programs and other selected aid categories. State operations spending is projected to increase by $592 million in Fiscal Year 2006-07 with general State charges expected to increase by an additional $375 million, primarily due to higher pension and health insurance costs for State employees.

     2006-07 Financial Plan Update. DOB reported a General Fund surplus of $1.5 billion for Fiscal Year 2006-07. Results for Fiscal Year 2006-07 were $1.5 billion higher than the 2006-07 Budget as a result of revenue revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion, and disbursements, including transfers to other funds, totaled $51.6 billion. The General Fund ended Fiscal Year 2006-07 with a balance of $3 billion. General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in Fiscal Year 2006-07, an increase of $4.2 billion from Fiscal Year 2005-06. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $390 million. General Fund spending, including transfers to other funds, totaled $51.6 billion in Fiscal Year 2006-07, an increase of $5.1 billion from Fiscal Year 2005-06. The main sources of annual growth were school aid, Medicaid, and higher education programs.

     The State ended Fiscal Year 2006-07 with a State Funds cash balance of $6.7 billion. In addition to the $3 billion General Fund balance, the State's special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million, partially offset by a negative balance in the capital projects funds of $228 million. State Funds receipts totaled $76.8 billion in Fiscal Year 2006-07, an increase of $5.0 billion from Fiscal Year 2005-06. Actual State Funds disbursements totaled $77.3 billion in Fiscal Year 2006-07, an increase of $7.6 billion from Fiscal Year 2005-06.

     The State ended Fiscal Year 2006-07 with an All Funds cash balance of $6.8 billion. In addition to the $6.7 billion State Funds balance, the Federal Funds had a closing balance of $85 million, including $288 million in Federal special revenue funds, partially offset by a negative balance in the Federal capital projects funds of $203 million. All Funds receipts for Fiscal Year 2006-07 totaled $112.4 billion, an increase of $5.4 billion over Fiscal Year 2005-06. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over Fiscal Year 2005-06.

2007-08 Executive Budget Financial Plan

     General. The Governor's 2007-08 budget (the "2007-08 Executive Budget") proposed to eliminate the $1.6 billion imbalance in Fiscal Year 2006-07, fund several new initiatives (primarily through reductions in planned spending growth in health care and other programs), address the structural imbalance and finance new initiatives by: (a) restraining spending in the fastest-growing programs, particularly Medicaid; (b) closing tax law loopholes to enhance revenue collections, and (c) using a portion of prior-year budget surpluses. It was estimated that the 2007-08 Executive Budget would leave approximately $1.2 billion in surplus to help reduce potential outyear gaps.

     The 2007-08 Executive Budget recommended a $7 billion increase in school aid over the next four school years and an expanded $6 billion property tax relief plan with $2.5 billion in additional relief for middle class taxpayers over the next three years. The 2007-08 Executive Budget also included a plan to ensure that all children have access to health insurance. In addition, the 2007-08 Executive Budget recommended a deposit of $250 million into a reserve to lower State debt and another $125 million into a new Rainy Day Reserve Fund established in January 2007 to respond to an economic downturn or catastrophic event.

     The 2007-08 Executive Budget recommendations resulted in annual spending growth of 4.2% in the General Fund, 7.8% in State Funds and 6.3% in All Funds. DOB projected that the State would end Fiscal Year 2007-08 with a General Fund balance of $3 billion if the 2007-08 Executive Budget was enacted in its entirety. The balance consisted of $1.2 billion in undesignated reserves and $1.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance was $596 million below the level estimated for the prior fiscal year, which primarily reflected the use of the remaining Fiscal Year 2005-06 surplus to support Fiscal Year 2007-08 operations.

2007-08 Enacted Budget Financial Plan

     2007-08 Budget. The Governor submitted the 2007-08 Executive Budget to the Legislature on January 31, 2007, which was enacted on April 1, 2007. Annual spending in the General Fund is projected to grow by $2.1 billion (4.1%) from Fiscal Year 2006-07 levels. All Governmental Funds spending is estimated at $120.7 billion in Fiscal Year 2007-08, an increase of $7.9 billion (7%) from Fiscal Year 2006-07. In order to help balance future budgets, the 2007-08 Budget establishes $1.2 billion in flexible reserves. The General Fund is projected to have a closing balance of $3.0 billion in Fiscal Year 2007-08, comparable to the level at the end of Fiscal Year 2006-07. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves for designated purposes.

     At the start of Fiscal Year 2007-08, the State estimated a General Fund budget imbalance of $1.6 billion in Fiscal Year 2007-08. The 2007-08 Budget projects potential budget gaps in future years of $3.1 billion, $4.8 billion and $6.6 billion in Fiscal Years 2008-09, 2009-10 and 2010-11, respectively.

     The 2007-08 Budget includes the following material provisions: (i) a new Foundation Aid formula that bases the amount of School Aid on a district's educational needs and its ability to provide local support for education; (ii) expansion of the STAR program, providing a new benefit targeted to middle class taxpayers; (iii) expanded access to healthcare for the 400,000 children without healthcare coverage in the state; (iv) investment in providing initial funding for stem cell research; and (v) a $250 million deposit to the State's Debt Reduction Reserve and $175 million to the new Rainy Day Reserve.

     General Fund spending, including transfers to other funds, is projected to total $53.7 billion in Fiscal Year 2007-2008, an increase of $2.1 billion over the Fiscal Year 2006-2007 forecast (4.1%) . State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $6.5 billion (8.4%) and total $83.8 billion in Fiscal Year 2007-2008. All Funds spending is projected to total $120.7 billion in Fiscal Year 2007-2008, an increase of $7.9 billion (7.0%) over Fiscal Year 2006-07.

     Receipts Outlook. All Funds receipts for Fiscal Year 2007-08 are projected to reach $119.5 billion, an increase of $7.1 billion (6.3%) over Fiscal Year 2006-07. All funds tax receipts are projected to grow by more than $3.2 billion. All Funds Federal grants are expected to increase by more than $1.5 billion (4.4%) . All Funds miscellaneous receipts are projected to increase by approximately $2.3 billion (12.9%) .. After controlling for the impact of all policy changes, base tax revenue growth is estimated to be 7.8% for Fiscal Year 2007-2008. Total State Funds receipts are project at $82.3 billion, an increase of $5.5 billion (7.2%) from Fiscal Year 2006-2007 receipts. Total General Funds receipts are projected at $53.7 billion, an increase of $2.3 billion (4.5%) from Fiscal Year 2006-2007. General Fund tax receipt growth is projected to be 1.5% over Fiscal Year 2006-2007 and General Fund miscellaneous receipts are projected to increase by $217 million.

     Personal Income Tax. All Funds income tax receipts for Fiscal Year 2007-08 are projected to increase $2.2 billion over the prior fiscal year to total $36.8 billion. Gross receipts are projected to increase 7.5% and reflect projected growth for tax year 2007 liabilities in withholding of 6.7% ($1.8 billion) and in estimated taxes of 9.9% ($750 million). Payments from extensions and final returns for tax year 2006 are projected to increase in total by 8.4% ($242 million and $169 million, respectively). Receipts from delinquencies are projected to increase by 9.3% ($77 million) over the prior year. Net receipts, which include refunds on tax year 2006 payments and liabilities, are projected to grow 6.5% . Refunds, which are projected to increase by 13.7% ($753 million), reflect the impact of the Empire State Child Credit (a refundable credit for resident taxpayers with children ages 4 to 16) that was enacted in 2006 and is applicable to tax years beginning in 2006 and thereafter. General Fund income tax receipts for Fiscal Year 2007-08 are estimated to remain almost flat at $22.9 billion.

     All Funds personal income tax receipts for Fiscal Year 2007-08 are projected to grow by $546 million (1.5%) from the 2007-08 Executive Budget. The increase is primarily due to stronger growth in withholding ($225 million), estimated payments ($200 million), and final return payments ($70 million). The 2007-08 Budget also projects refunds to be $51 million below the 2007-08 Executive Budget forecast. General Fund receipts are projected to be $627 million above the 2007-08 Executive Budget.

     User Taxes and Fees. All Funds user taxes and fees receipts for Fiscal Year 2007-08 are projected to be $14.2 billion, an increase of $730 million (5.4%) from 2006-07. General Fund user taxes and fees receipts are projected to total $8.6 billion in Fiscal Year 2007-08, an increase of $381 million (4.7%) from Fiscal Year 2006-07. This increase largely reflects the projected growth in the sales tax base (4.1%), the collection of taxes on sales to non- Native Americans on New York reservations and a reclassification of motor vehicle fees.

     Business Taxes. All Funds business tax receipts for Fiscal Year 2007-08 of more than $8.9 billion are estimated to increase by nearly $313 million (3.6%) over the prior year. The estimates reflect a net increase in receipts of $362 million from enacted provisions that will close corporate tax loopholes that have allowed bank and corporate franchise taxpayers to use complex tax shelter techniques to avoid tax ($516 million) and certain business tax cuts.

     The 2007-08 Budget also will reduce taxes by $154 million in 2007-08, as a result of reductions in the net income tax rate imposed on corporations, banks, and insurance companies from 7.5% to 7.1% and the alternative minimum tax imposed under the corporate franchise tax from 2.5% to 1.5% (effective January 1, 2007). In addition, effective January 31, 2007, the entire net income tax rate imposed on certain manufacturers and qualified emerging technology companies was reduced from 7.5% to 6.5% . General Fund business tax receipts for Fiscal Year 2007-08 of $6.7 billion are estimated to increase $211 million (3.3%) over the prior year.

     Other Taxes. All Funds other tax receipts in Fiscal Year 2007-08 are projected to be roughly $2 billion, down $62 million (3.0%) from Fiscal Year 2006-07. General Fund receipts for Fiscal Year 2007-08 are projected to total more than $1.1 billion, or a $60 million increase, with estate tax collections expected to grow modestly.

     Miscellaneous Receipts. General Fund miscellaneous receipts collections in Fiscal Year 2007-08 are projected to reach approximately $2.5 billion, up $218 million from Fiscal Year 2006-07.

     Disbursements Outlook. In Fiscal Year 2007-08, General Fund spending, including transfers to other funds, is projected to total $53.7 billion. State Funds spending, which includes both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $83.8 billion in Fiscal Year 2007-08. All Funds spending is projected to total $120.7 billion in 2007-08.

     In Fiscal Year 2007-08, All Funds spending for local assistance is expected to total $85.7 billion. All Funds local assistance spending is projected to total $85.7 billion, an increase of $4.9 billion (6.1%) over Fiscal Year 2006-07. The growth is primarily driven by projected increases in School Aid ($1.7 billion), STAR spending ($736 million), Public Health ($393 million), Mental Hygiene ($326 million), and Homeland Security ($325 million).

     All Funds State Operations spending, is projected at $18.7 billion in Fiscal Year 2007-08. All Funds spending on General State Charges is expected to total $5.4 billion in Fiscal Year 2007-08, and comprises health insurance spending for employees ($1.6 billion) and retirees ($1.0 billion), pensions ($1.2 billion) and social security ($873 million). All Funds debt service is projected at $4.1 billion in Fiscal Year 2007-08, of which $1.58 billion is paid from the General Fund through transfers and $2.6 billion from other State funds. All Funds capital spending of $5.6 billion in Fiscal Year 2006-07 is projected to increase to $7.3 billion in Fiscal Year 2007-08. All Funds transfers from other funds are expected to total $21.3 billion and comprise of $11.9 billion in the General Fund, $3.7 billion in the Special Revenue Funds, $5.5 billion in the Debt Service Funds and $293 million in the Capital Projects Funds. All Funds transfers to other funds are also expected to total $21.3 billion and comprise $2.4 billion in the General Fund, $3.6 billion in the Special Revenue Funds, $14.4 billion in the Debt Service Funds and $947 million in the Capital Projects Funds.

     The State created a new Rainy Day Reserve in January 2007 that has an authorized balance of 3% of General Fund spending. The 2007-08 Budget authorizes the first deposit of $175 million. When combined with the existing Tax Stabilization Reserve, the State's Rainy Day Reserve authorization totals 5% of General Fund spending.

     2007-08 Financial Plan Update. The General Fund ended the first quarter of Fiscal Year 2007-08 with a cash balance of $2.9 billion, $1.3 billion lower than the Enacted Budget Financial Plan projection. This variance is attributable to $1.1 billion in spending occurring earlier than planned and $162 million in lower than expected receipts. Through June 2007, General Fund receipts, including transfers from other funds, totaled $14.8 billion, or $162 million lower than the Enacted Budget Financial Plan forecast. This small variance is primarily due to lower than projected business taxes ($201 million), other taxes ($29 million) and miscellaneous receipts ($71 million) offset by higher than expected receipts from the personal income tax ($84 million) and the sales tax ($76 million).

     General Fund disbursements through June totaled $14.9 billion, $1.1 billion higher than projected. The largest spending variances include: (i) School Aid ($235 million higher than planned)

General Fund Outyear Projections

     Total All Funds receipts in Fiscal Year 2008-09 are projected to reach $125.1 billion, an increase of $5.6 billion (4.7%) from Fiscal Year 2007-08 estimates. All Funds receipts in Fiscal Year 2009-10 are expected to increase to nearly $130 billion (3.8%) over the prior year. In Fiscal Year 2010-11, receipts are expected to increase by more than $5.4 billion over Fiscal Year 2009-10. All Funds tax receipts are expected to increase by 5.3% in Fiscal Year 2008-09, 5.5% in Fiscal Year 2009-10 and 4.6% in Fiscal Year 2010-11. This growth pattern is consistent with an economic forecast of continued but modest economic growth. Total State Funds receipts are projected to be nearly $85.8 billion in Fiscal Year 2008-09, nearly $89.4 billion in Fiscal Year 2009-10 and almost $93.0 billion in Fiscal Year 2010-11. Total General Fund receipts are projected to be $55.2 billion in Fiscal Year 2008-09, nearly $58.3 billion in Fiscal Year 2009-10 and roughly $60.9 billion in Fiscal Year 2010-11. Overall, receipts growth through Fiscal Year 2010-11 is expected to remain strong consistent with projected continued growth in the U.S. and New York economies.

     All Funds income tax receipts are estimated to increase by $115 million annually beginning in Fiscal Year 2008-09. The estimated personal income tax receipts for Fiscal Year 2008-09 of $39.3 billion reflect an increase of $2.5 billion (6.7%) above the estimate for Fiscal Year 2007-08. All Funds receipts for Fiscal Year 2009-10 are estimated at $41.9 billion, an increase of $2.6 billion (6.5%) above Fiscal Year 2008-09. General Fund income tax receipts are projected to increase by $1.2 billion, to just over $24.1 billion in Fiscal Year 2008-09. General Fund personal income tax receipts for Fiscal Year 2009-10 are projected to increase over Fiscal Year 2008-09 by $1.4 billion to $25.5 billion.

     General Fund receipts from user taxes and fees are estimated to total $8.9 billion in Fiscal Year 2008-09, an increase of $335 million from Fiscal Year 2007-08. Receipts are projected to grow by an additional $300 million annually in Fiscal Year 2009-10 and Fiscal Year 2010-11 to $9.2 billion and $9.5 billion, respectively. The increase is due almost exclusively to the projected growth in the sales tax base.

     All Funds business tax receipts for Fiscal Year 2008-09 are projected to increase $166 million (1.9%), to nearly $9.1 billion. For Fiscal Year 2009-10, All Funds business tax receipts are projected to increase by 3.9%, to more than $9.4 billion. General Fund receipts from other taxes are expected to grow modestly in the outyears, primarily reflecting modest growth in estate tax collections. All Funds other tax receipts are projected to increase moderately in future years, primarily due to positive change in the estate tax as well real estate transfer tax collections. General Fund miscellaneous receipts in Fiscal Year 2008-09 are projected to be $2.1 billion, down $419 million from Fiscal Year 2007-08. General Fund miscellaneous receipts are projected to be up $402 million from Fiscal Year 2008-09 and are expected to remain relatively constant in Fiscal Year 2010-11.

     The 2007-08 Budget projected outyear gaps of $3.1 billion in Fiscal Year 2008-09, $4.8 billion in Fiscal Year 2009-10, and $6.6 billion in Fiscal Year 2010-11. DOB forecasts General Fund spending of $58.8 billion in Fiscal Year 2008-09, an increase of $5.1 billion (9.4%) over projected Fiscal Year 2007-08 levels. Growth in Fiscal Year 2009-10 is projected at $4.7 billion (8.1%) and in Fiscal Year 2010-11 at $4.6 billion (7.2%) .

State Indebtedness

     General. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.

     Debt Reform Act of 2000. The Debt Reform Act of 2000 (the "Act") is intended to improve the State's borrowing practices, and it applies to all new State-supported debt issued on and after April 1, 2000. It also imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital projects and established a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75% of personal income in Fiscal Year 2000-01, and will gradually increase until it is fully phased-in at 4.0% in Fiscal Year 2010-11. Similarly, the cap on covered debt service costs began at 0.75% of total State funds receipts in Fiscal Year 2000-01, and will gradually increase to 5.0% in Fiscal Year 2013-14.

     As of the most recent calculations, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.73% of personal income and debt service on such debt at 1.07% of total State receipts, compared to the caps of 2.32% each. DOB expects that debt outstanding and debt service costs for Fiscal Year 2006-07 and the entire five-year forecast period through 2010-11 will also be within the statutory caps.

     Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2007, State-supported debt in the amount of $42.7 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8.5 billion each. As of March 31, 2007, both amounts are less than the statutorily cap of 20%, and are projected to be below the caps for the entire forecast period through Fiscal Year 2011-12.

     As of March 31, 2007, the State had approximately $2.0 billion of outstanding variable rate instruments, or 4.6% of total debt outstanding, that are subject to the net variable rate exposure cap. That amount includes $1.7 billion of unhedged variable rate obligations and $224 million of synthetic variable rate obligations. In addition to these variable rate obligations, as of March 31, 2007, about $2.4 billion in State-supported convertible rate bonds are currently outstanding.

     State-Supported Debt. The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated. During the prior ten years, State-supported long-term debt service increased on an average annual basis by 3% to $3.7 billion in Fiscal Year 2005-06, growing at a slower rate than total receipts (6.1% increase on an annual basis).

     General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. The amount of general obligation bonds issued in Fiscal Year 2005-06 (excluding refunding bonds) was $159 million, and as of March 31, 2006, the total amount of general obligation debt outstanding was $3.5 billion. The amount of general obligation bonds issued in Fiscal Year 2006-07 (excluding refunding bonds) was $180 million, and as of March 31, 2007, the total amount of general obligation debt outstanding was $3.3 billion. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The 2006-07 Budget projected that approximately $236 million in general obligation bonds will be issued in Fiscal Year 2006-07.

     Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2007, approximately $8.4 billion of State Personal Income Tax Revenue Bonds were outstanding. It is currently estimated that $4.9 billion of State Personal Income Tax Revenue Bonds, $102 million of SUNY Dormitory Facilities Revenue Bonds, $373 million of Mental Health Facilities Improvement Revenue Bonds will be issued in Fiscal Year 2007-08. The 2007-08 Budget also reflects the planned issuance of $703 million of Dedicated Highway and Bridge Trust Fund Bonds.

     Debt Servicing. The Debt Reduction Reserve Fund (the "DRRF") was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of the DRRF as a pay-as-you-go financing source, reduce debt service costs or defease outstanding debt. Since Fiscal Year 1998-99, over $1.1 billion has been deposited in the DRRF. In Fiscal Year 2006-07, the State plans to make additional deposits of $250 million to the DRRF to reduce the State's debt burden.

     2006-07 State Supported Borrowing Plan. On January 17, 2006, the proposed Fiscal Year 2006-07 through 2010-11 Capital Program and Financing Plan was released . The final Plan was released on May 26, 2006, reflecting final action on the 2006-07 Budget, and projected new issuance of $236 million in general obligation bonds in Fiscal Year 2006-07. In Fiscal Year 2007-08, the State's borrowing plan projects new issuance of $358 million in general obligation bonds.

Litigation

     General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.

     Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

     State Finance Policies. In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of State law which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield, from a not-for-profit corporation to a for-profit corporation. The State and private defendants have separately moved to dismiss the complaint. By decision dated November 26, 2002, the trial court granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from that decision. Plaintiffs served an amended complaint on April 1, 2003, which the defendants moved to have dismissed. In May 2004, the Appellate Division denied the defendants' motion, and the defendants have appealed to the Court of Appeals. The plaintiffs also have leave to appeal the dismissal of their original complaint. By decision dated June 20, 2005, the Court of Appeals dismissed all of plaintiffs' claims. As a result, the State Comptroller has transferred the escrowed Empire conversion proceeds ($754 million) received to date to the Health Care Reform Act ("HCRA") Resource Fund. HCRA expects another $1.1 billion in conversion proceeds during the current fiscal year.

     Real Property Claims. In March 1985, in Oneida Indian Nation of New York, et al. v. County of Oneida, the Supreme Court affirmed a judgment holding that the Oneida Indians had a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. The Supreme Court also held that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

     In 1998, the U.S. intervened in the case, and in December 1998 both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area. On September 25, 2000, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment. On March 29, 2002, the court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages. The court also denied the State's motion to dismiss for failure to join indispensable parties.

     Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki. Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction . The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.

     Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al. and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York, Seneca Nation of Indians, et

al v. State of New York, et al., in the United States District Court for the Western District of New York and Onondaga Nation v. State of New York, et al.

     In the Cayuga Indian Nation of New York case, plaintiffs see monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals. On October 1, 2004, the State filed an action in Federal district court seeking contribution from the Federal government towards the $248 million in judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim was barred, reversed the judgment of the District Court and entered judgment for the State. On September 8, 2005 the Second Circuit denied plaintiff's motion for reconsideration and en banc review. On February 3, 2006, the United States and the tribal plaintiffs filed petitions for a writ of certiorari. On May 15, 2006, the Supreme Court denied plaintiffs' petitions for certiorari. This case is now concluded.

     Settlements were signed by the Governor with the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004, and with the Cayuga Tribe of New York on November 17, 2004, which in part require enactment of certain State and Federal legislation by September 1, 2005, unless the parties agree to an extension of time. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest. On July 28, 2003, the court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss counterclaims. On October 20, 2003, the court denied the State's motion for a reconsideration of the July 28th decision regarding the State's counterclaims for contribution. On November 29, 2004, the plaintiff tribes, with one exception, approved a settlement with the State. On February 10, 2006, the district court stayed all proceedings and legislation until 45 days after the U.S. Supreme Court issued a final decision in the Cayuga Indian Nation of the New York Case. On November 6, 2006, the defendants moved for judgment on the pleadings.

     In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their ownership claim of certain islands in the Niagara River and the New York State Thruway right of way where it crosses the Cattaraugus reservation in Erie and Chatauqua counties. On November 17, 1999, the court granted the State's motion to dismiss the portion of the action relating to the right of way and denied the State's motion to dismiss the Federal government's damage claims. On June 21, 2002, the court granted summary judgment on the remaining portion of the action related to the Niagara River, and judgment was entered dismissing all aspects of the action. Plaintiffs appealed the judgment, which was affirmed by the Second Circuit Court on September 9, 2004. Plaintiffs have petitioned for a rehearing en banc. Each of the plaintiffs' petitions for rehearing en banc were denied by the Second Circuit. On

January 16, 2006, plaintiffs filed a writ for certiorari before the U.S. Supreme Court. On June 5, 2006, the Supreme Court denied plaintiffs' petition for certiorari. This case is now concluded.

     In Onondaga Nation v. State of New York, et al., plaintiff seeks a judgment declaring that certain lands within the State are the property of the Onondaga Nation and the Haudenosaunee, and that conveyances of that land pursuant to treaties during the period from 1788-1822 are null and void. The District Court has granted defendants permission to move to dismiss the complaints or for summary judgment on the issue of laches. On August 15, 2006, the defendants moved for an order dismissing this action, based on the issue of laches.

     School Aid. In Campaign for Fiscal Equity, Inc. et al. v. State, et al., plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates the State Constitution and the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards. This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State Constitutions and the federal Civil Rights Act. It reversed dismissal of the claims under the State Constitution and implementing regulations of The Civil Rights Act, and remanded these claims for trial.

     By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to the Civil Rights Act. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

     On June 26, 2003, the Court of Appeals reversed that portion of the June 25th decision of the appeals court relating to the constitutionality claim. The Court held that the weight of credible evidence supported the trial court's conclusion that City schoolchildren were not receiving the Constitutionally mandated opportunity for a sound basic education, and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide such sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision. On August 3, 2004, the trial court referred the case to a recommendation panel for guidance on the best manner to implement the Court of Appeals mandate. On November 30, 2004, the panel issued a report recommending the Stated be directed to pay a total of $14.08 billion to City schools over the next four years in additional operations funding and $9.2 billion over the next five years for capital improvements. On March 15, 2005, the State Supreme Court issued an order confirming the panel's report and recommendations and directed the State to take all steps necessary to provide additional funding for City schools as proposed by the panel, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding, totaling $9.179 billion over the next five years. The State appealed this order, which was then stayed pending a decision from the appeals court. On May 3, 2005, the appellate court denied the plaintiff's motion to lift the automatic stay. On March 23, 2006, the appellate court departed from the March 15, 2005 order of the Supreme Court and directed the Governor and the Legislature to consider a range between $4.7 billion and $5.63 billion in funding, over a period of four years, appropriated in order to remedy the deficiencies caused by the unconstitutional nature of the June 26, 2003 decision, and implement a plan for capital improvement that expends $9.179 billion over the next five years. On April 17, 2006, the plaintiffs appealed the March 23, 2006 decision. The State defendants cross appealed on April 21, 2006. On November 20, 2006, the Court of Appeals affirmed as modified the March 23, 2006 decision and held that the constitutionally required funding for the New York City School District included additional operating funds in the amount of $1.93 billion. The Court of Appeals further vacated that portion of the March 23, 2006 order requiring a capital improvement program as unnecessary, citing the capital funding program approved by the Legislature in 2006. This case is now concluded.

     Medicaid. Numerous cases challenge provisions of State law which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello . Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In New York Association of Homes and Services for the Aging v. DeBuono, et al., the U.S. District Court dismissed plaintiff's complaint on May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. Several related cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal court.

     In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the trial court dismissed the plaintiffs' petition on December 22, 2004. On September 30, 2005, the trial court's decision was upheld, and on December 22, 2005, petitioners' motion for leave to appeal to the Court of Appeals was granted. On October 24, 2006, the Court of Appeals affirmed the order of the Appellate Division dismissing the petition.

     Tobacco Master Settlement Agreement. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the MSA that New York and many other states entered into with major tobacco manufacturers. The action alleged violations of the Commerce Clause, anti-trust violations and equal protection violations relating to the selective enforcement of State law on Native American reservations. The trial court granted the State's motion to dismiss for failure to state a cause of action. Plaintiffs appealed, and on January 6, 2004 the appellate court affirmed the dismissal of the Commerce Clause claim, reversed the dismissal of the anti-trust claim, and remanded the selective enforcement claim to the trial court for further proceedings. Plaintiffs filed an amended complaint challenging the validity of the MSA itself and seeking preliminary injunctive relief. On September 14, 2004, the district court denied the plaintiffs' motion, except the portion that prevented the tobacco manufacturers from obtaining certain funds from escrow. Plaintiffs have appealed the court's order. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the district court.

APPENDIX B

RATING CATEGORIES

Description of certain ratings assigned by S&P, Moody’s and Fitch:

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. The rating ‘AA’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

Moody’s applies numerical modifiers 1, 2, and 3 to the ‘Aa’ generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A plus (+) or minus (-) sign designation may be appended to the ‘AA’ or F1 rating to denote relative status within the rating category.